Exhibit 10.97

APNs: 162-09-410-001, 162-16-113-005, 162-16-212-001,

162-16-212-002, 162-16-510-003 through 162-16-510-018,

inclusive, 162-16-510-021 through 162-16-510-031, inclusive,

162-16-511-002, 162-16-511-003, 162-16-511-009, 162-16-511-010,

162-16-610-004 through 162-16-610-031, inclusive, and

162-16-611-001 through 162-16-611-014, inclusive

Recording requested by and recorded

counterparts should be returned to:

Sony Ben-Moshe, Esq.

Latham & Watkins LLP

600 West Broadway, Suite 1800

San Diego, California 92101

Mail Property Tax Statements to:

Wynn Las Vegas, LLC

Legal Department

3131 Las Vegas Boulevard South

Las Vegas, Nevada 89109

DEED OF TRUST, LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS AND

LEASES, SECURITY AGREEMENT AND FIXTURE FILING

MADE BY

WYNN LAS VEGAS, LLC,

a Nevada limited liability company,

as Trustor,

to

Nevada Title Company,

a Nevada corporation,

as Trustee,

for the benefit of

DEUTSCHE BANK TRUST COMPANY AMERICAS,

in its capacity as Collateral Agent for the benefit of the Secured Parties,

as Beneficiary

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THIS INSTRUMENT IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS AND IS ALSO TO BE INDEXED IN THE INDEX OF FINANCING STATEMENTS OF CLARK COUNTY, NEVADA UNDER THE NAMES OF WYNN LAS VEGAS, LLC AS “DEBTOR” AND DEUTSCHE BANK TRUST COMPANY AMERICAS AS “SECURED PARTY.” TRUSTOR’S ORGANIZATIONAL NUMBER IS NEVADA FILE NUMBER LLC3904-2001. INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED FROM BENEFICIARY AT THE ADDRESS SET FORTH BELOW.

THIS INSTRUMENT IS A “CONSTRUCTION MORTGAGE” AS THAT TERM IS DEFINED IN SECTION 104.9334(8) OF THE NEVADA REVISED STATUTES AND SECURES AN OBLIGATION INCURRED FOR THE CONSTRUCTION OF AN IMPROVEMENT UPON LAND.

i

ii

TABLE OF CONTENT

			Page
	6.18	Joint and Several Liability	41
	6.19	Homestead	41
	6.20	Context	41
	6.21	Time	41
	6.22	Interpretation	41
	6.23	Effect of NRS 107.030	41
	6.24	Amendments	41

ARTICLE SEVEN POWER OF ATTORNEY			42

	7.1	Grant of Power	42
	7.2	Other Acts	42

SCHEDULE A		DESCRIPTION OF THE LAND
SCHEDULE B		DESCRIPTION OF LEASED PREMISES
SCHEDULE C		APPURTENANT RIGHTS

iii

DEED OF TRUST, LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS AND

LEASES, SECURITY AGREEMENT AND FIXTURE FILING

THIS DEED OF TRUST, LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, SECURITY AGREEMENT AND FIXTURE FILING (hereinafter called “Deed of Trust”) is made and effective as of December 14, 2004, by WYNN LAS VEGAS, LLC, a Nevada limited liability company (together with all successors and assigns of the Trust Estate (as hereinafter defined), “Trustor”), whose address is 3131 Las Vegas Boulevard South, Las Vegas, Nevada 89109, to Nevada Title Company, a Nevada corporation, whose address is 2500 North Buffalo, Suite 150, Las Vegas, Nevada 89128, as trustee (“Trustee”), for the benefit of DEUTSCHE BANK TRUST COMPANY AMERICAS (“Beneficiary”), whose address is 60 Wall Street, 27th Floor, New York, NY 10005, as collateral agent under the Intercreditor Agreement (as hereinafter defined) for and on behalf of (i) Deutsche Bank Trust Company Americas, in its capacity as administrative agent (together with its successors and assigns in such capacity, the “Bank Agent”) for and on behalf of the Bank Lenders under that certain Credit Agreement (as the same may be amended or modified from time to time, the “Bank Credit Agreement”) dated as of even date herewith among Trustor, the Bank Agent and the other parties signatory thereto (such other parties, together with the Bank Agent, the “Bank Lenders”), pursuant to which the Bank Lenders have agreed to lend to Trustor up to an aggregate principal amount of $1,000,000,000, and (ii) U.S. Bank National Association, in its capacity as indenture trustee (together with its successors and assigns in such capacity, the “2014 Notes Indenture Trustee”) for and on behalf of the 2014 Noteholders (as hereinafter defined) under that certain First Mortgage Notes Indenture (as the same may be amended or modified from time to time, the “2014 Notes Indenture”) dated as of even date herewith among Trustor, Wynn Las Vegas Capital Corp., a Nevada corporation (“Capital Corp.”), the 2014 Notes Indenture Trustee and the other parties signatory thereto pertaining to the 6 5/8% First Mortgage Notes due 2014 issued by Trustor and Capital Corp. in the aggregate principal amount of $1,300,000,000 (together with any other notes issued from time to time under the 2014 Notes Indenture, the “2014 Notes”).

THIS INSTRUMENT SECURES FUTURE ADVANCES. THE MAXIMUM AMOUNT OF PRINCIPAL TO BE SECURED HEREBY IS $2,300,000,000. THIS INSTRUMENT IS TO BE GOVERNED BY THE PROVISIONS OF NRS 106.300 THROUGH NRS 106.400 INCLUSIVE.

THE OBLIGATIONS SECURED HEREBY INCLUDE REVOLVING CREDIT OBLIGATIONS WHICH PERMIT BORROWING, REPAYMENT AND REBORROWING. INTEREST ON OBLIGATIONS SECURED HEREBY ACCRUES AT A RATE WHICH MAY FLUCTUATE FROM TIME TO TIME.

DEFINITIONS - As used in this Deed of Trust, the following terms have the meanings hereinafter set forth:

“Accounts Receivable” shall have the meaning set forth in Section 9-102 (NRS 104.9102) of the UCC for the term “account.”

“Appurtenant Rights” means all and singular tenements, hereditaments, rights, reversions, remainders, development rights, privileges, benefits, easements (in gross or appurtenant), rights-of-way, licenses, gores or strips of land, streets, ways, alleys, passages, sewer rights, water courses, water rights and powers, and all appurtenances whatsoever and claims or demands of Trustor at law or in equity in any way belonging, benefiting, relating or appertaining to the Project, the Trustor, the airspace over the Land, or any of the Trust Estate encumbered by this Deed of Trust, or which hereinafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Trustor, including, without limitation, the Appurtenant Rights more specifically described in Schedule C attached hereto and incorporated herein.

“Bankruptcy” means, with respect to any Person, that (i) such Person shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or such Person shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against such Person any case, proceeding or other action of a nature referred to in subsection (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against such Person any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) such Person shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in subsection (i), (ii), or (iii) above; or (v) such Person shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or (vi) such Person shall, or the board of directors (or similar governing body) of such Person (or any committee thereof) shall, adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (iii) above.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute thereto.

“Business Day” means for all purposes, a day other than a Saturday, Sunday or other day on which commercial banks in New York City, New York or Las Vegas, Nevada are authorized or required by law to close.

“Deed of Trust” means this Deed of Trust as it may be amended, increased or modified from time to time.

“Disbursement Agreement” means that certain Master Disbursement Agreement dated as of even date herewith, among Trustor, the Bank Agent, the 2014 Notes Indenture Trustee, Deutsche Bank Trust Company Americas, as disbursement agent, and the other parties signatory thereto, as the same may hereafter be amended or modified in accordance with its terms and the terms of the Bank Credit Agreement and the 2014 Notes Indenture.

“Event of Default” has the meaning set forth in Section 3.1 hereof.

“FF&E” means all furniture, fixtures, equipment, appurtenances and personal property now or in the future contained in, used in connection with, attached to, or otherwise useful or convenient to the use, operation, or occupancy of, or placed on, but unattached to, any part of the Site or the items described in clause (i) of the definition of Improvements whether or not the same constitutes real property or fixtures in the State of Nevada, including all removable window and floor coverings, all furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and elevator and escalator plants, cooking facilities, vacuum cleaning systems, public address and communications systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings, fixtures, and building materials, construction materials, all gaming and financial equipment, computer equipment, calculators, adding machines, gaming tables, video game and slot machines, and any other electronic equipment of every nature used or located on any part of the Site or the items described in clause (i) of the definition of Improvements, together with all venetian blinds, shades, draperies, drapery and curtain rods, brackets, bulbs, cleaning apparatus, mirrors, lamps, ornaments, cooling apparatus and equipment, ranges and ovens, garbage disposals, dishwashers, mantels, and any and all such property which is at any time installed in, affixed to or placed upon the Site or the items described in clause (i) of the definition of Improvements.

“Financing Documents” means the Loan Documents (as defined in the Credit Agreement), the 2014 Notes Indenture and the Security Documents.

“Governmental Authority” means any agency, authority, board, bureau, commission, department, office, public entity, or instrumentality of any nature whatsoever of the United States federal or foreign government, any state, province or any city or other political subdivision or otherwise, whether now or hereafter in existence, or any officer or official thereof, including, without limitation, any Nevada Gaming Authority.

“Imposition” means any taxes, assessments, water rates, sewer rates, maintenance charges, other governmental impositions and other charges now or hereafter levied or assessed or imposed against the Trust Estate or any part thereof.

“Improvements” means (i) all the buildings, structures, facilities and improvements of every nature whatsoever now or hereafter situated on the Land, the Leased Premises or any other real property encumbered hereby; and (ii) all FF&E to the extent the same constitutes real property or fixtures in the State of Nevada.

“Indemnity Agreements” means, collectively, (i) that certain Indemnity Agreement dated as of even date herewith by Trustor for the benefit of the Bank Agent and certain other indemnified parties named therein and (ii) that certain Indemnity Agreement dated as of even date herewith by Trustor for the benefit of the 2014 Notes Indenture Trustee and certain other indemnified parties named therein.

“Insolvent” means with respect to any person or entity, that such person or entity shall be deemed to be insolvent if it shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due and payable and/or if the fair market value of its assets does not exceed its aggregate liabilities.

“Intangible Collateral” means (i) the rights to use all names and all derivations thereof now or hereafter used by Trustor in connection with the Site or Improvements, together with the goodwill associated therewith, and all names, logos, and designs used by Trustor, or in connection with the Site or in which Trustor has rights, with the exclusive right to use such names, logos and designs wherever they are now or hereafter used in connection with the Project (or in connection with the marketing of the Project), and any and all other trade names, trademarks or service marks, whether or not registered, now or hereafter used in the operation of the Project, including, without limitation, any interest as a lessee, licensee or franchisee, and, in each case, together with the goodwill associated therewith; (ii) subject to the absolute assignment contained herein, the Rents; (iii) any and all books, records, customer lists, concession agreements, supply or service contracts, licenses, permits, governmental approvals (to the extent such licenses, permits and approvals may be pledged under applicable law), signs, goodwill, casino and hotel credit and charge records, supplier lists, checking accounts, safe deposit boxes (excluding the contents of such deposit boxes owned by persons other than Trustor and its subsidiaries), cash, instruments, chattel papers, including inter-company notes and pledges, documents, unearned premiums, deposits, refunds, including but not limited to income tax refunds, prepaid expenses, rebates, tax and insurance escrow and impound accounts, if any, actions and rights in action, and all other claims, including, without limitation, condemnation awards and insurance proceeds, and all other contract rights and general intangibles resulting from or used in connection with or otherwise relating to the operation and occupancy of the Trust Estate and the Improvements and in which Trustor now or hereafter has rights; and (iv) general intangibles, vacation license resort agreements or other time share license or right to use agreements, including, without limitation, all rents, issues, profits, income and maintenance fees resulting therefrom, whether any of the foregoing is now owned or hereafter acquired.

“Land” means the real property situated in Clark County, Nevada, more specifically described in Schedule A attached hereto and incorporated herein by this reference, including any after acquired title thereto.

“Leased Premises” means the real property and fixtures situated in Clark County, Nevada described in the Subject Lease and more specifically described in Schedule B attached hereto and incorporated herein.

“Legal Requirements” means all applicable restrictive covenants, applicable zoning and subdivision ordinances and building codes, all applicable health and environmental laws and regulations, all applicable gaming laws and regulations, and all other applicable laws, ordinances, rules, regulations, judicial decisions, administrative orders, and other requirements of any Governmental Authority having jurisdiction over Trustor, the Trust Estate and/or any Affiliate of Trustor, in effect either at the time of execution of this Deed of Trust or at any time during the term hereof, including, without limitation, all “Environmental Laws” as defined in the Bank Credit Agreement and Nevada Gaming Laws.

“Nevada Gaming License” means any gaming license necessary for the ownership, construction, maintenance, financing or operation of the Project, whether issued and/or required by Nevada Gaming Authorities, Nevada Gaming Laws or otherwise.

“Notes” means, collectively, those certain (i) promissory note(s) to be issued pursuant to the Bank Credit Agreement, as the same may be amended or replaced from time to time in accordance with its terms, and (ii) 2014 Notes, as the same may be amended or replaced from time to time in accordance with its terms.

“NRS” means the Nevada Revised Statutes as in effect from time to time.

“Obligations” means the payment and performance by Trustor of each covenant and agreement of Trustor contained in this Deed of Trust and the other Financing Documents (including, without limitation, the payment and performance of each covenant and agreement contained in any “Specified Hedge Agreements” (as such term is defined in the Bank Credit Agreement), but only to the extent that the Bank Credit Agreement permits Trustor’s obligations thereunder to be secured by the Financing Documents).

“Permitted Disposition” means (i) the sale, transfer, lease or other disposition of assets in the Trust Estate in the ordinary course of business, (provided that the sale or other disposition of condominiums, time shares, interval ownership or other similar interests shall not be considered the sale of inventory in the ordinary course of business); (ii) the granting of utility easements reasonably necessary or desirable for the construction and/or operation of the Project, which grant or transfer is for the benefit of the Trust Estate; (iii) the transfer of a portion of the Trust Estate (including any temporary taking) to any person legally empowered to exercise the power of eminent domain, or pursuant to dedication agreements that are now in effect or entered into in the future in connection with the development of the Project; and (iv) other sales, transfers, leases, grants, subordinations, terminations, releases or other dispositions of all or a portion of the Trust Estate, including, without limitation, entering into Space Leases; provided that, in each case, all applicable provisions of the Financing Documents are complied with.

“Personal Property” has the meaning set forth in Section 1.11 hereof.

“Proceeds” has the meaning assigned to it under the UCC and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance (including, without limitation, property, casualty and title insurance), indemnity, warranty or guaranty payable from time to time with respect to any of the Trust Estate; (ii) any and all proceeds in the form of accounts, security deposits, tax escrows (if any), down payments (to the extent the same may be pledged under applicable law), collections, contract rights, documents, instruments, chattel paper, Liens and security instruments, guarantees or general intangibles relating in whole or in part to the Project and all rights and remedies of whatever kind or nature Trustor may hold or acquire for the purpose of securing or enforcing any obligation due Trustor thereunder; (iii) any and all payments in any form whatsoever made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trust Estate by any Governmental Authority; (iv) subject to the absolute assignment contained herein, the Rents or other benefits arising out of, in connection with or pursuant to any Space Lease of the Trust Estate; and (v) any and all other amounts from time to time paid or payable in connection with any of the Trust Estate; provided, however, that the Trustor is not authorized to dispose of any of the Trust Estate unless such disposition is a Permitted Disposition.

“Project” means the resort-hotel-casino-mall complex (including the Phase I Project, the Phase II Project, the Site and Improvements) located on or to be located on the Site pursuant to the Disbursement Agreement.

“Rents” means all rents, room revenues, income, receipts, issues, profits, revenues and maintenance fees, room, food and beverage revenues, license and concession fees, income, proceeds and other benefits to which Trustor may now or hereafter be entitled from the Site, the Improvements, the Space Leases or any property encumbered hereby or any business or other activity conducted by Trustor at the Site or the Improvements.

“Secured Parties” means Bank Agent, the Secured Parties (as defined in the Bank Credit Agreement), 2014 Notes Indenture Trustee and the 2014 Noteholders.

“Security Documents” means the Security Documents (as defined in the Credit Agreement) and the Collateral Documents (as defined in the Indenture).

“Site” means the Land, the Appurtenant Rights and, if the context so requires, the Leased Premises.

“Space Leases” means any and all leases, subleases, lettings, licenses, concessions, operating agreements, management agreements, and all other agreements affecting the Trust Estate that Trustor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, that give any person the right to conduct its business on, or otherwise use, operate or occupy, all or any portion of the Site or Improvements and any leases, agreements or arrangements permitting anyone to enter upon or use any of the Trust Estate to extract or remove natural resources of any kind, together with all amendments, extensions, and renewals of the foregoing entered into in compliance with this Deed of Trust, together with all rental, occupancy, service, maintenance or any other similar agreements pertaining to use or occupation of, or the rendering of services at the Site, the Improvements or any part thereof.

“Space Lessee(s)” means any and all tenants, licensees, or other grantees of the Space Leases and any and all guarantors, sureties, endorsers or others having primary or secondary liability with respect to such Space Leases.

“Subject Lease” means that certain Golf Course Lease dated as of the date hereof between Wynn Golf, LLC, a Nevada limited liability company, as Landlord, and Trustor, as Tenant.

“Tangible Collateral” means all FF&E and other personal property, goods, inventory, equipment, supplies, building and other materials of every nature whatsoever and all other tangible personal property constituting a part or portion of the Project and/or used in the operation of the hotel, casino, restaurants, stores, parking facilities, and all other commercial operations on the Site or Improvements, including, but not limited to, communication systems, visual and electronic surveillance systems and transportation systems and not constituting a part of the real property subject to the real property Lien of this Deed of Trust and including all property and materials stored therein in which Trustor has an interest and all tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, vehicles, fuel, advertising and promotional material, Trustor’s right, title and interest in blueprints, surveys, plans and other documents relating to the Site or Improvements and all present and future rights and interests of Trustor in and to any casino operator’s agreement, license agreement or sublease used in connection with the Site or the Improvements.

“Title Insurer” means Commonwealth Land Title Insurance Company.

“Trust Estate” means all of the property described in Granting Clauses (A) through (P) below, inclusive, and each item of property therein described, provided, however, that such term shall not include the property described in Granting Clause (Q) below.

“UCC” means the Uniform Commercial Code in effect in the State of New York from time to time.

The following terms shall have the meanings assigned to such terms in the Disbursement Agreement:

Affiliate

Closing Date

Disbursement Agent

Intercreditor Agreement

Lien

Nevada Gaming Authorities

Nevada Gaming Laws

Permitted Encumbrance

Permitted Liens

Person

Phase I Project

Phase II Project

Plans and Specifications

Security Agreement

2014 Noteholders

In addition, any capitalized terms used in this Deed of Trust which are not otherwise defined herein shall have the meaning ascribed to such terms in the Disbursement Agreement and/or the Credit Agreement and, if not defined therein, the meaning ascribed to such terms in the Intercreditor Agreement; provided, that upon termination of the Disbursement Agreement and/or Credit Agreement, any defined terms used herein having meanings given to such terms in the Disbursement Agreement and/or Credit Agreement shall continue to have the meanings given to such terms in the Disbursement Agreement and/or the Credit Agreement immediately prior to such termination.

W I T N E S S E T H:

IN CONSIDERATION OF TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, AND FOR THE PURPOSE OF SECURING in favor of Beneficiary (1) the Obligations; (2) the payment of such additional loans or advances as hereafter may be made to Trustor (individually or jointly and severally with any other Person) or its successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust; provided, however, that any and all future advances by the Beneficiary or any other Secured Party to Trustor made for the improvement, protection or preservation of the Trust Estate, together with interest at the rate applicable to overdue principal set forth in the Bank Credit Agreement, shall be automatically secured hereby unless such a note or instrument evidencing such advances specifically recites that it is not intended to be secured hereby; and (3) the payment of all sums expended or advanced by Beneficiary or any other Secured Party under or pursuant to the terms hereof or to protect the security hereof (including Protective Advances as such term is defined in Section 4.2 hereof), together with interest thereon as herein provided (without limiting the generality of the protections afforded by NRS Chapter 106, funds disbursed that, in the reasonable exercise of Beneficiary’s judgment, are needed to complete Improvements to the Land or to protect Beneficiary’s security interest in the Trust Estate are to be deemed obligatory advances hereunder and will be added to the total indebtedness secured by this Deed of Trust and such indebtedness shall be increased accordingly), Trustor, in consideration of the premises, and for the purposes aforesaid, does hereby ASSIGN, BARGAIN, CONVEY, PLEDGE, RELEASE, HYPOTHECATE, WARRANT, AND TRANSFER WITH POWER OF SALE UNTO TRUSTEE IN TRUST FOR THE BENEFIT OF BENEFICIARY AND THE SECURED PARTIES each of the following:

(A) The Land and all the estate, right, title and interest of Trustor of, in and to the Subject Lease;

(B) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to the Improvements;

(C) TOGETHER WITH all Appurtenant Rights;

(D) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to the Tangible Collateral to the extent permitted by, or not prohibited by, Nevada Gaming Laws and other applicable law;

(E) TOGETHER WITH all the right, title and interest of Trustor of, in and to the Intangible Collateral to the extent permitted by, or not prohibited by, Nevada Gaming Laws and other applicable law;

(F) TOGETHER WITH (i) all the estate, right, title and interest of Trustor of, in and to all judgments and decrees, insurance proceeds, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of any of the property described in Granting Clauses (A), (B), (C), (D) and (E) hereof or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the property described in Granting Clauses (A), (B), (C), (D) and (E) hereof or any part thereof, and Beneficiary is (subject to the terms hereof) hereby authorized to collect and receive said awards and proceeds and to give proper receipts and acquittance therefor, and (subject to the terms hereof) to apply the same toward the payment of the indebtedness and other sums secured hereby, notwithstanding the fact that the amount owing thereon may not then be due and payable; (ii) all proceeds of any sales or other dispositions of the property or rights described in Granting Clauses (A), (B), (C), (D) and (E) hereof or any part thereof whether voluntary or involuntary, provided, however, that the foregoing shall not be deemed to permit such sales, transfers, or other dispositions except as specifically permitted herein; and (iii) whether arising from any voluntary or involuntary disposition of the property described in Granting Clauses (A), (B), (C), (D) and (E), all Proceeds, products, replacements, additions, substitutions, renewals and accessions, remainders, reversions and after-acquired interest in, of and to such property;

(G) TOGETHER WITH the absolute assignment of any Space Leases or any part thereof that Trustor has entered into, taken by assignment, taken subject to, or assumed, or has otherwise become bound by, now or in the future, together with all of the following (including all “Cash Collateral” within the meaning of the Bankruptcy Law) arising from the Space Leases: (i) Rents (subject, however, to the aforesaid absolute assignment to Trustee for the benefit of Beneficiary and the conditional permission hereinbelow given to Trustor to collect the Rents); (ii) all guarantees, letters of credit, security deposits, collateral, cash deposits, and other credit enhancement documents, arrangements and other measures with respect to the Space Leases; (iii) all of Trustor’s right, title, and interest under the Space Leases, including the following: (a) the right to receive and collect the Rents from the lessee, sublessee or licensee, or their successor(s), under any Space Lease(s); and (b) the right to enforce against any tenants thereunder and otherwise any and all remedies under the Space Leases, including Trustor’s right to evict from possession any tenant thereunder or to retain, apply, use, draw upon, pursue, enforce or realize upon any guaranty of any Space Lease; to terminate, modify, or amend the Space Leases; to obtain possession of, use, or occupy, any of the real or personal property subject to the Space Leases; and to enforce or exercise, whether at law or in equity or by any other means, all provisions of the Space Leases and all obligations of the tenants thereunder based upon (1) any breach by such tenant under the applicable Space Lease (including any claim that Trustor may have by reason of a termination, rejection, or disaffirmance of such Space Lease pursuant to any Bankruptcy Law); and (2) the use and occupancy of the premises demised, whether or not pursuant to the applicable Space Lease (including any claim for use and occupancy arising under landlord-tenant law of the State of Nevada or any Bankruptcy Law). Permission is hereby given to Trustor, so long as no Event of Default has occurred and is continuing hereunder, to collect and use the Rents, as they become due and payable, but not more than one (1) month in advance thereof. Upon the occurrence of an Event of Default, the permission hereby given to Trustor to collect the Rents shall automatically terminate, but such permission shall be reinstated upon a cure or waiver of such Event of Default. Beneficiary shall have the right, at any time and from time to time, to notify any Space Lessee of the rights of Beneficiary as provided by this section;

Notwithstanding anything to the contrary contained herein, the foregoing provisions of this Paragraph (G) shall not constitute an assignment for purposes of security but shall constitute an absolute and present assignment of the Rents to Beneficiary, subject, however, to the conditional license given to Trustor to collect and use the Rents as hereinabove provided; and the existence or exercise of such right of Trustor shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, by Trustor;

(H) TOGETHER WITH all of Trustor’s right, title and interest in and to any and all Plans and Specifications and all maps, plans, specifications, surveys, studies, tests, reports, data and drawings relating to the development of the Site or the Project and the construction of the Improvements, including, without limitation, all marketing plans, feasibility studies, soils tests, design contracts and all contracts and agreements of Trustor relating thereto including, without limitation, architectural, structural, mechanical and engineering plans and specifications, studies, data and drawings prepared for or relating to the development of the Site or the Project or the construction, renovation or restoration of any of the Improvements or the extraction of minerals, sand, gravel or other valuable substances from the Site and purchase contracts or any agreement granting Trustor a right to acquire any land situated within Clark County, Nevada;

(I) TOGETHER WITH, to the extent permitted by applicable law, all of Trustor’s right, title, and interest in and to any and all licenses, permits, variances, special permits, franchises, certificates, rulings, certifications, validations, exemptions, filings, registrations, authorizations, consents, approvals, waivers, orders, rights and agreements (including, without limitation, options, option rights, contract rights now or hereafter obtained by Trustor from any Governmental Authority having or claiming jurisdiction over the Land, the FF&E, the Project, or any other element of the Trust Estate or providing access thereto, or the operation of any business on, at, or from the Site including, without limitation, any liquor or Nevada Gaming Licenses (except for any registrations, licenses, findings of suitability or approvals issued by the Nevada Gaming Authorities or any other liquor or gaming licenses in which a security interest may not be granted under Legal Requirements or which are non-assignable); provided, that upon an Event of Default hereunder or under either the Bank Credit Agreement or the 2014 Notes Indenture, if Beneficiary is not qualified under the Nevada Gaming Laws to hold such Nevada Gaming Licenses, then Beneficiary may designate an appropriately qualified third party to which an assignment of such Nevada Gaming Licenses can be made in compliance with the Nevada Gaming Laws; provided, however, that so long as no Event of Default is then-continuing, Trustor shall be entitled to the use and enjoyment of, and to exercise all rights, remedies, privileges and benefits of Trustor with respect to, said collateral;

(J) TOGETHER WITH all the estate, right, title and interest of Trustor of, in and to all water stock, water permits and other water rights relating to the Site, including, without limitation, those evidenced by Water Permit No. 69512 (Cert. 4731), Water Permit No. 60164 (Cert. 15447) and Water Permit No. 60165 (Cert. 15448) as shown in the records of the State of Nevada Division of Water Resources in Carson City, Nevada;

(K) TOGETHER WITH all the right, title and interest of Trustor of, in and to oil and gas and other mineral rights, if any, in or pertaining to the Site and all royalty, leasehold and other rights of Trustor pertaining thereto;

(L) TOGETHER WITH any and all monies and other property, real or personal, which may from time to time be subjected to the Lien hereof by Trustor or by anyone on its behalf or with its consent, or which may come into the possession or be subject to the control of Trustee or Beneficiary pursuant to this Deed of Trust or the other Financing Documents, including, without limitation, any Protective Advances (as defined in Section 4.2 hereof) under this Deed of Trust; and all of Trustor’s right, title, and interest in and to all extensions, improvements, betterments, renewals, substitutes for and replacements of, and all additions, accessions, and appurtenances to, any of the foregoing that Trustor may subsequently acquire or obtain by any means, or construct, assemble, or otherwise place on any of the Trust Estate, and all conversions of any of the foregoing; it being the intention of Trustor that all property hereafter acquired by Trustor and required by the Financing Documents or this Deed of Trust to be subject to the Lien of this Deed of Trust or intended so to be shall forthwith upon the acquisition thereof by Trustor be subject to the Lien of this Deed of Trust as if such property were now owned by Trustor and were specifically described in this Deed of Trust and granted hereby or pursuant hereto, and Trustee and Beneficiary are hereby authorized, subject to Nevada Gaming Laws and other applicable laws, to receive any and all such property as and for additional security for the obligations secured or intended to be secured hereby. Trustor agrees to take any action as may reasonably be necessary to evidence and perfect such Liens or security interests, including, without limitation, the execution of any documents necessary to evidence and perfect such Liens or security interests;

(M) TOGETHER WITH, to the extent permitted by applicable laws, any and all Accounts Receivable and all royalties, earnings, income, proceeds, products, rents, revenues, reversions, remainders, issues, profits, avails, production payments, and other benefits directly or indirectly derived or otherwise arising from any of the foregoing, all of which are hereby assigned to Beneficiary, who, upon the occurrence and during the continuation of an Event of Default, is authorized to collect and receive the same, to give receipts and acquittances therefor and to apply the same to the Obligations secured hereunder, whether or not then due and payable (it being agreed that so long as no Event of Default is then-continuing, Trustor shall be entitled to the use and enjoyment of, and to exercise all such rights, remedies, privileges and benefits with respect to, said collateral);

(N) TOGETHER WITH Proceeds of the foregoing property described in Granting Clauses (A) through (M), inclusive;

(O) TOGETHER WITH Trustor’s rights further to assign, sell, lease, encumber or otherwise transfer or dispose of the property described in Granting Clauses (A) through (N) inclusive, above, for debt or otherwise, subject, however, to Trustor’s right to make Permitted Dispositions as provided herein;

(P) TOGETHER WITH any right of Trustor to elect to terminate the Subject Lease or remain in possession of the Leased Premises pursuant to 11 U.S.C. Section 365(h)(1) or any similar provision of applicable law and any possessory rights of Trustor in the Leased Premises pursuant to 11 U.S.C. Section 365(h)(2) or any other similar provision of applicable law; and

(Q) EXPRESSLY EXCLUDING, HOWEVER, any assets expressly excluded from the definition of “Collateral” in each of the Bank Credit Agreement and the 2014 Notes Indenture, including without limitation, the Excluded Assets (as defined in the Security Agreement) and the Released Assets (as defined in the Security Agreement) (all such excluded assets, the “Excluded Property”).

Trustor, for itself and its successors and assigns, covenants and agrees to and with Trustee that, at the time or times of the execution of and delivery of these presents or any instrument of further assurance with respect thereto, Trustor has good right, full power and lawful authority to assign, grant, convey, warrant, transfer, bargain or sell its interests in the

Trust Estate in the manner and form as aforesaid, and that the Trust Estate is free and clear of all Liens and encumbrances whatsoever, except Permitted Liens, and Trustor shall warrant and forever defend the above-bargained property in the quiet and peaceable possession of Trustee and its successors and assigns against all and every person or persons lawfully or otherwise claiming or to claim the whole or any part thereof, except for Permitted Liens. Trustor agrees that any greater title to the Trust Estate hereafter acquired by Trustor during the term hereof shall be automatically subject hereto.

ARTICLE ONE

COVENANTS OF TRUSTOR

The Beneficiary and the Secured Parties have been induced to enter into the Financing Documents and to make advances of loans thereunder and purchase the 2014 Notes, as the case may be, on the basis of the following material covenants, all agreed to by Trustor:

1.1 Performance of Financing Documents. Trustor shall perform, observe and comply with each and every provision hereof, and with each and every provision contained in the Financing Documents and shall promptly pay to the Beneficiary or the Disbursement Agent, as applicable, when payment shall become due, the principal with interest thereon and all other sums required to be paid by Trustor under this Deed of Trust and the other Financing Documents.

1.2 General Representations, Covenants and Warranties. Trustor represents, covenants and warrants that: (a) Trustor has good and marketable title to an indefeasible fee estate in the Site (other than the Leased Premises) and a valid leasehold interest in the Leased Premises, free and clear of all encumbrances except Permitted Encumbrances, and that it has the right to hold, occupy and enjoy its interest in the Trust Estate, and has good right, full power and lawful authority to subject the Trust Estate to the Lien of this Deed of Trust and pledge the same as provided herein and Beneficiary may at all times peaceably and quietly enter upon, hold, occupy and enjoy the entire Trust Estate in accordance with the terms hereof; (b) Trustor is not Insolvent and no bankruptcy or insolvency proceedings are pending or contemplated by or, to the best of Trustor’s knowledge, threatened against Trustor; (c) all costs arising from construction of any Improvements, the performance of any labor and the purchase of all Tangible Collateral and Improvements have been or shall be paid when due (subject to the provisions of the Disbursement Agreement, the Bank Credit Agreement, the 2014 Notes Indenture and this Deed of Trust); (d) the Land has direct access for ingress and egress to dedicated street(s); (e) Trustor shall at all times conduct and operate the Trust Estate in a manner so as not to lose, or permit any of its affiliates to lose, the right to conduct gaming activities at the Project; (f) no material part of the Trust Estate has been damaged, destroyed, condemned or abandoned, other than those portions of the Trust Estate that (i) have been the subject of condemnation proceedings that have resulted in the conveyance of such portion of the Trust Estate to the Trustor; or (ii) have been demolished in furtherance of the development of the Project as contemplated under the Disbursement Agreement; (g) as of the date hereof, no part of the Trust Estate is the subject of condemnation proceedings and Trustor has no knowledge of any contemplated or pending condemnation proceeding with respect to any portion of the Trust Estate; and (h) Trustor acknowledges and agrees that it presently may use, and in the past may have used, one or more of the trade or fictitious names, “Le Reve”, “Wynn Collection”, “Wynn Resorts,” “Desert Inn” and “Wynn Las Vegas” and in each case variations thereof (collectively, the “Enumerated Names”) in connection with the operation of the business at the Trust Estate, and Trustor further represents and warrants that the Enumerated Names are the only such trade or fictitious names Trustor has so used. For all purposes under this Deed of Trust it shall be deemed that the term “Trustor” includes all trade or fictitious names that Trustor (or any successor or assign thereof) now or hereafter uses, or has in the past used, including, without limitation, the Enumerated Names, with the same force and effect as if this Deed of Trust had been executed in all such names (in addition to “Wynn Las Vegas, LLC”).

1.3 Compliance with Legal Requirements. Except as provided in the Financing Documents, Trustor shall promptly, fully, and faithfully comply in all material respects with all Legal Requirements and shall cause all portions of the Trust Estate and its use and occupancy to fully comply in all material respects with Legal Requirements at all times, whether or not such compliance requires work or remedial measures that are ordinary or extraordinary, foreseen or unforeseen, structural or nonstructural, or that interfere with the use or enjoyment of the Trust Estate.

1.4 Taxes. Except as otherwise permitted by the Disbursement Agreement or the other Financing Documents, (a) Trustor shall pay all Impositions as they become due and payable and shall deliver to Beneficiary promptly upon Beneficiary’s request, evidence satisfactory to Beneficiary that the Impositions have been paid or are not delinquent; (b) Trustor shall not suffer to exist, permit or initiate the joint assessment of the real and personal property, or any other procedure whereby the Lien of the real property taxes and the Lien of the personal property taxes shall be assessed, levied or charged to the Land as a single Lien, except as may be required by law; and (c) in the event of the passage of any law deducting from the value of real property for the purposes of taxation any Lien thereon, or changing in any way the taxation of deeds of trust or obligations secured thereby for state or local purposes, or the manner of collecting such taxes and imposing a tax, either directly or indirectly, on this Deed of Trust, the Notes or the other Financing Documents to which Trustor is a party, Trustor shall pay all such taxes.

1.5 Insurance.

(a) Hazard Insurance Requirements and Proceeds.

(1) Hazard Insurance. Trustor shall at its sole expense obtain for, deliver to, assign and maintain for the benefit of Beneficiary, during the term of this Deed of Trust, insurance policies insuring the Trust Estate and liability insurance policies, all in accordance with the requirements of the Bank Credit Agreement, the 2014 Notes Indenture and the Disbursement Agreement (while in effect). Trustor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. In the event of the foreclosure of this Deed of Trust or any other transfer of title to the Trust Estate in partial or complete extinguishment of the indebtedness and other sums secured hereby, all right, title and interest of Beneficiary in and to all insurance policies and renewals thereof then in force shall pass to the purchaser or grantee.

(2) Handling of Proceeds. All Proceeds from any insurance policies shall be collected, held, handled and disbursed in accordance with the provisions of the Bank Credit Agreement, the 2014 Notes Indenture and the Disbursement Agreement (while in effect). All proceeds of insurance allocable to Trustor, as owner or lessee of the Site, and attributable to business interruption insurance shall be collected, held, handled and disbursed in accordance with the provisions of the Bank Credit Agreement, the 2014 Notes Indenture and the Disbursement Agreement.

(b) Compliance with Insurance Policies. Trustor shall not violate or permit to be violated any of the conditions or provisions of any policy of insurance required by the Bank Credit Agreement, the 2014 Notes Indenture, the Disbursement Agreement (while in effect) or this Deed of Trust and Trustor shall so perform and satisfy the requirements of the companies writing such policies that, at all times, companies of good standing shall be willing to write and/or continue such insurance.

1.6 Condemnation. Beneficiary is hereby authorized upon the occurrence and during the continuation of an Event of Default, at its option, to commence, appear in and prosecute in its own or Trustor’s name any action or proceeding relating to any condemnation and to settle or compromise any claim in connection therewith, and Trustor hereby appoints Beneficiary as its attorney-in-fact to take any action in Trustor’s name pursuant to Beneficiary’s rights hereunder. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Trust Estate or any portion thereof, Trustor shall notify the Trustee and Beneficiary of the pendency of such proceedings. Trustor from time to time shall execute and deliver to Beneficiary all instruments requested by it to permit such participation; provided, however, that such instruments shall be deemed as supplemental to the foregoing grant of permission to Trustee and Beneficiary, and unless otherwise required, the foregoing permission shall, without more, be deemed sufficient to permit Trustee and/or Beneficiary to participate in such proceedings on behalf of Trustor. All such compensation awards, damages, claims, rights of action and Proceeds, and any other payments or relief, and the right thereto, are, whether paid to Beneficiary or Trustor or a third party trustee, included in the Trust Estate. Beneficiary, after deducting therefrom all its expenses, including reasonable attorneys fees and expenses, shall apply all Proceeds paid directly to it in accordance with the provisions of the Bank Credit Agreement, and the 2014 Notes Indenture and/or the Disbursement Agreement. Trustor hereby waives any rights it may have under NRS 37.115, as amended or recodified from time to time.

1.7 Care of Trust Estate.

(a) Trustor shall preserve and maintain the Trust Estate in good condition and repair. Trustor shall not permit, commit or suffer to exist any waste, impairment or deterioration of the Trust Estate or of any part thereof that in any manner materially impairs Beneficiary’s security hereunder and shall not take any action which will increase the risk of fire or other hazard to the Trust Estate or to any part thereof.

(b) Except for Permitted Dispositions, no material part of the Improvements or Tangible Collateral that are part of the Trust Estate shall be removed, demolished or materially altered, without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld or delayed. Trustor shall have the right, without such consent, to remove and dispose of free from the Lien of this Deed of Trust any part of the Improvements or Tangible Collateral that are part of the Trust Estate as from time to time may become worn out or obsolete or otherwise not useful in connection with the operation of the Trust Estate, provided that either (i) such removal or disposition does not materially affect the value of the Trust Estate; or (ii) prior to or promptly following such removal, any such property shall be replaced with other property of substantially equal utility and of a value at least substantially equal to that of the replaced property when first acquired and free from any security interest of any other person (subject only to Permitted Liens), and by such removal and replacement Trustor shall be deemed to have subjected such replacement property to the Lien of this Deed of Trust.

(c) Notwithstanding the foregoing provisions of this Section 1.7, the Trustor may develop the Project in the manner permitted by the Disbursement Agreement and the other Financing Documents.

1.8 Further Encumbrance.

(a) Trustor covenants that at all times prior to the discharge of the Obligations, except for Permitted Liens and Permitted Dispositions and as otherwise permitted by the Financing Documents, Trustor shall neither make nor suffer to exist, nor enter into any agreement for, any sale, assignment, exchange, mortgage, transfer, Lien, hypothecation or encumbrance of all or any part of the Trust Estate, including, without limitation, the Rents. As used herein, “transfer” includes the actual transfer or other disposition, whether voluntary or involuntary, by law, or otherwise, except those transfers specifically permitted herein, provided, however, that “transfer” shall not include the granting of utility or other beneficial easements with respect to the Trust Estate which have been or are granted by Trustor and are reasonably necessary to the construction, maintenance or operation of the Project.

(b) Any Permitted Lien consisting of the Lien of a deed of trust which is junior to the Lien of the Financing Documents (a “Subordinate Deed of Trust”) shall be permitted hereunder so long as there shall have been delivered to Beneficiary, not less than thirty (30) days prior to the date thereof, a copy thereof which shall contain express covenants in form and substance satisfactory to Beneficiary to the effect that: (i) the Subordinate Deed of Trust is in all respects subject and subordinate to this Deed of Trust; (ii) if any action or proceeding shall be brought to foreclose the Subordinate Deed of Trust (regardless of whether the same is a judicial proceeding or pursuant to a power of sale contained therein), no tenant of any portion of the Trust Estate shall be named as a party defendant nor shall any action be taken with respect to the Trust Estate which would terminate any occupancy or tenancy of the Trust Estate, or any portion thereof, without the consent of Beneficiary; (iii) any Rents, if collected through a receiver or by the holder of the Subordinate Deed of Trust, shall be applied first to the obligations secured by this Deed of Trust, including principal and interest due and owing on or to become due and owing on the Financing Documents, and then to the payment of maintenance expenses, operating charges, taxes, assessments, and disbursements incurred in connection with the ownership, operation, and maintenance of the Trust Estate; and (iv) if any action or proceeding shall be brought to foreclose the Subordinate Deed of Trust, prompt notice of the commencement thereof shall be given to Beneficiary.

(c) Trustor agrees that in the event the ownership of the Trust Estate or any part thereof becomes vested in a person other than Trustor, Beneficiary may, without notice to Trustor, deal in any way with such successor or successors in interest with reference to this Deed of Trust, the Notes, the other Financing Documents and other Obligations hereby secured without in any way vitiating or discharging Trustor’s or any guarantor’s, surety’s or endorser’s liability hereunder or upon the obligations hereby secured. No sale of the Trust Estate and no forbearance to any person with respect to this Deed of Trust and no extension to any person of the time for payment of any of the Obligations and other sums hereby secured given by Beneficiary shall operate to release, discharge, modify, change or affect the original liability of Trustor, or such guarantor, surety or endorser either in whole or in part.

(d) If Trustor shall fail to make any payment required to be made by it under any Financing Document, except where Trustor is contesting such payment in good faith, then the Beneficiary shall be entitled to make such payment on Trustor’s behalf and any and all sums so expended by the Beneficiary shall be secured by this Deed of Trust and shall be repaid by Trustor upon demand, together with interest thereon at the interest rate applicable to overdue principal on eurodollar loans under the revolving credit facility set forth in the Bank Credit Agreement from the date of advance.

1.9 Partial Releases of Trust Estate.

(a) Trustor may from time to time make one or more Permitted Dispositions of all or a portion of the Trust Estate, in each instance free and clear of the Lien of this Deed of Trust. In each such case, Beneficiary shall, and shall authorize Trustee to, execute and deliver any instruments, and take such actions, as may be necessary or appropriate to effectuate or confirm that any such Permitted Disposition is being made free from the Lien of this Deed of Trust, provided, however, that Beneficiary shall execute a lien release, authorization and request for partial reconveyance or subordination agreement, as appropriate, with respect to any Permitted Disposition described in clauses (iii) or (iv) of the definition thereof only if:

(i) Such Permitted Disposition is not prohibited by the Financing Documents and all conditions precedent contained in the Financing Documents for such Permitted Disposition, if any, shall have been satisfied;

(ii) Beneficiary and Trustee shall have received a counterpart of the instrument pursuant to which such Permitted Disposition is to be made, and each instrument which Beneficiary or Trustee is requested to execute in order to effectuate or confirm that such Permitted Disposition is being made free from the Lien of this Deed of Trust; and

(iii) Beneficiary and Trustee shall have received an “Officer’s Certificate” (as such term is defined in the 2014 Notes Indenture) if required pursuant to the 2014 Notes Indenture.

(b) Upon Trustee’s receipt of an authorization and request for partial reconveyance executed by Beneficiary, Trustee shall execute a deed of partial reconveyance in favor of “the person or persons legally entitled thereto” and cause such deed to be recorded in the Official Records of Clark County, Nevada.

(c) Any consideration received for a transfer to any person empowered to exercise the right of eminent domain shall be subject to Section 1.6 hereof.

1.10 Further Assurances.

(a) At its sole cost and without expense to Trustee or Beneficiary, and subject in all events to compliance with the Nevada Gaming Laws and other applicable Legal Requirements, Trustor shall do, execute, acknowledge and deliver any and all such further acts, deeds, conveyances, notices, requests for notices, financing statements, continuation statements, certificates, assignments, notices of assignments, agreements, instruments and further assurances, and shall mark any chattel paper, deliver any chattel paper or instruments to Beneficiary and take any other actions that are necessary, prudent, or reasonably requested by Beneficiary or Trustee to perfect or continue the perfection and first priority of Beneficiary’s security interest in the Trust Estate, to protect the Trust Estate against the rights, claims, or interests of third persons other than holders of Permitted Liens or to effect the purposes of this Deed of Trust, including the security agreement and the absolute assignment of Rents contained herein, or for the filing, registering or recording thereof.

(b) Trustor shall forthwith upon the execution and delivery of this Deed of Trust, and thereafter from time to time, cause this Deed of Trust and each instrument of further assurance to be filed, indexed, registered, recorded, given or delivered in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the Lien hereof upon, and the title of Trustee and/or Beneficiary to, the Trust Estate.

(c) Upon any modification of the boundaries of the Leased Premises (or any portion thereof), Trustor, at Trustor’s expense, shall notify Beneficiary and amend this Deed of Trust to reflect an accurate description of the Leased Premises (or such portion thereof). In connection therewith, Trustor shall provide Beneficiary with such title insurance endorsements to Beneficiary’s ALTA extended coverage Lender’s Policy(ies) of Title Insurance as Beneficiary may reasonably request.

1.11 Security Agreement and Financing Statements. Trustor (as debtor) hereby grants to Beneficiary (as creditor and secured party) a present and future security interest in all Tangible Collateral, Intangible Collateral, the items described in clause (ii) of the definition of Improvements, all other personal property now or hereafter owned or leased by Trustor or in which Trustor has or will have any interest, to the extent that such property constitutes a part of the Trust Estate (whether or not such items are stored on the premises or elsewhere), Proceeds of the foregoing and all products, substitutions, and accessions therefor and thereto, subject to Beneficiary’s rights to treat such property as real property as herein provided (collectively, the “Personal Property”); provided, however, that no security interest shall be granted in the Excluded Property and the term Personal Property shall not include the Excluded Property. Trustor shall execute and/or deliver any and all documents and writings, including, without limitation, financing statements pursuant to the UCC, as may be necessary or prudent to preserve and maintain the perfection or priority of the security interest granted hereby on property which may be deemed subject to the foregoing security agreement or as Beneficiary may reasonably request, and shall pay to Beneficiary on demand any reasonable expenses incurred by Beneficiary in connection with the preparation, execution and filing of any such documents. Trustor hereby authorizes and empowers Beneficiary to file, on Trustor’s behalf, all financing statements and refiling and continuations thereof as advisable to create, preserve and protect said security interest. Trustor acknowledges and agrees that it is not authorized to, and will not, authenticate or file, or authorize the filing of, any financing statements or other record with respect to the Personal Property (including any amendments thereto, or continuation or termination statements thereof), except as permitted by the Financing Documents. Trustor approves and ratifies any filing or recording of records made by or on behalf of Beneficiary in connection with the perfection of the security interest in favor of Beneficiary hereunder. This Deed of Trust constitutes both a real property deed of trust and a “security agreement,” within the meaning of the UCC, and the Trust Estate includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Trustor in the Trust Estate. Trustor by executing and delivering this Deed of Trust has granted to Beneficiary, as security of the Obligations, a security interest in the Trust Estate.

(a) Fixture Filing. Without in any way limiting the generality of the immediately preceding paragraph or of the definition of the Trust Estate, this Deed of Trust constitutes a fixture filing under Sections 9-334 and 9-502 of the Uniform Commercial Code in effect in the State of Nevada (NRS 104.9334 and 104.9502). For such purposes, (i) the “debtor” is Trustor and its address is the address given for it in the initial paragraph of this Deed of Trust; (ii) the “secured party” is Beneficiary, and its address for the purpose of obtaining information is the address given for it in the initial paragraph of this Deed of Trust; (iii) the real estate to which the fixtures are or are to become attached is Trustor’s interest in the Site; and (iv) the record owner of such real estate or interests therein is Trustor (with respect to the Land and as the lessor under the Subject Lease).

(b) Remedies. This Deed of Trust shall be deemed a security agreement as defined in the UCC and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall include any or all of (i) those prescribed herein; (ii) those available under applicable law; and (iii) those available under the UCC, all at Beneficiary’s sole election. In addition, a photographic or other reproduction of this Deed of Trust shall be sufficient as a financing statement for filing wherever filing may be necessary to perfect or continue the security interest granted herein.

(c) Derogation of Real Property. It is the intention of the parties that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in anyway derogating from or impairing the express declaration and intention of the parties hereto as hereinabove stated that everything used in connection with the production of income from the Trust Estate and/or adapted for use therein and/or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable (except as set forth in Section 4.4(e)), shall be regarded as part of the real property encumbered by this Deed of Trust irrespective of whether (i) any such item is physically attached to the Improvements; (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with Beneficiary; or (iii) any such item is referred to or reflected in any such financing statement so filed at any time. It is the intention of the parties that the mention in any such financing statement of (1) rights in or to the proceeds of any fire and/or hazard insurance policy; or (2) any award in eminent domain proceedings for a taking or for loss of value; or (3) Trustor’s interest as lessors in any present or future Space Lease or rights to Rents, shall never be construed as in any way altering any of the rights of Beneficiary as determined by this Deed of Trust or impugning the priority of Beneficiary’s real property Lien granted hereby or by any other recorded document, but such mention in the financing statement is declared to be for the protection of Beneficiary in the event any court or judge shall at any time hold with respect to the matters set forth in the foregoing clauses (1), (2) and (3) that notice of Beneficiary’s priority of interest to be effective against a particular class of persons, including, but not limited to, the federal government and any subdivisions or entity of the federal government, must be filed in the UCC records.

(d) Priority; Permitted Transfer of Personal Property. All Personal Property of any nature whatsoever which is subject to the provisions of this security agreement shall be purchased or obtained by Trustor in its name and free and clear of any Lien or encumbrance, except for Permitted Liens and the Lien hereof, for use only in connection with the business and operation of the Project, so that Beneficiary’s security interest therein shall attach to and vest in Trustor for the benefit of Beneficiary, with the priority herein specified, immediately upon the installation or use of the Personal Property at the Site and Trustor warrants and represents that Beneficiary’s security interest in the Personal Property is a validly attached and binding security interest, properly perfected and prior to all other security interests therein except as otherwise permitted in this Deed of Trust. The foregoing shall not be construed as limiting Trustor’s rights to transfer Personal Property pursuant to Permitted Dispositions or to obtain releases of Personal Property from the Lien of this Deed of Trust pursuant to Section 1.9 hereof.

(e) Preservation of Contractual Rights of Collateral. Trustor shall, prior to delinquency, default, or forfeiture, perform all obligations and satisfy all material conditions required on its part to be satisfied to preserve its rights and privileges under any contract, lease, license, permit, or other authorization (i) under which it holds any Tangible Collateral; or (ii) which constitutes part of the Intangible Collateral, except where Trustor is contesting such obligations in good faith.

(f) Removal of Collateral. Except as permitted by the Financing Documents or for damaged or obsolete Tangible Collateral which is either no longer usable or which is removed temporarily for repair or improvement or removed for replacement on the Trust Estate with Tangible Collateral of similar function or as otherwise permitted herein, none of the Tangible Collateral shall be removed from the Trust Estate without Beneficiary’s prior written consent.

(g) Change of Name. Trustor shall not change its corporate (or other entity) or business name, or do business within the State of Nevada under any name other than such name, or any trade name(s) other than those as to which Trustor gives prior written notice to Beneficiary of its intent to use such trade names, or any other business names (if any) specified in the financing statements delivered to Beneficiary for filing in connection with the execution hereof, without, in each case, providing Beneficiary with the additional financing statement(s)

and any other similar documents deemed reasonably necessary by Beneficiary to assure that its security interest remains perfected and of undiminished priority in all such Personal Property notwithstanding such name change.

1.12 Assignment of Leases and Rents. Subject to Nevada Gaming Laws and other applicable Legal Requirements, the assignment of Leases and Rents set out above in Granting Clause (G) shall constitute an absolute and present assignment to Beneficiary, subject to the license herein given to Trustor to collect the Rents, and shall be fully operative without any further action on the part of any party, and specifically Beneficiary shall be entitled upon the occurrence of an Event of Default hereunder to all Rents and to enter upon the Site and the Improvements to collect such Rents, provided, however, that Beneficiary shall not be obligated to take possession of the Trust Estate, or any portion thereof. The absolute assignment contained in Granting Clause (G) shall not be deemed to impose upon Beneficiary any of the obligations or duties of Trustor provided in any such Space Lease (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that any lessee shall have been joined as a party defendant in any action to foreclose this Deed of Trust and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Trust Estate or any part thereof).

1.13 Expenses.

(a) Trustor shall pay when due and payable all out-of-pocket costs, including, without limitation, those reasonable appraisal fees, recording fees, taxes, abstract fees, title policy fees, escrow fees, attorneys’ and paralegal fees and expenses, travel expenses, fees for inspecting architect(s) and engineer(s) and all other costs and expenses of every character which may hereafter be incurred by Beneficiary or any assignee of Beneficiary in connection with the preparation and execution of the Financing Documents or instruments, agreements or documents of further assurance, the funding of the indebtedness secured hereby, and the enforcement of any Financing Document. Other than costs associated with the enforcement of any Financing Document, all such costs shall be itemized in reasonable detail; and

(b) Trustor shall, upon demand by Beneficiary, reimburse Beneficiary or any assignee of Beneficiary for all such reasonable expenses which have been incurred or which shall be incurred by it; and

(c) Trustor shall indemnify Beneficiary with respect to any transaction or matter in any way connected with any portion of the Trust Estate, this Deed of Trust, including any occurrence at, in, on, upon or about the Trust Estate (including any personal injury, loss of life, or property damage), or Trustor’s use, occupancy, or operation of the Trust Estate, or the filing or enforcement of any mechanic’s lien, or otherwise caused in whole or in part by any act, omission or negligence occurring on or at the Trust Estate, including failure to comply with any Legal Requirement or with any requirement of this Deed of Trust that applies to Trustor, except to the extent resulting from the gross negligence, fraud or willful misconduct of Trustee or Beneficiary. If Beneficiary is a party to any litigation as to which either Trustor is required to indemnify Beneficiary (or is made a defendant in any action of any kind against Trustor or relating directly or indirectly to any portion of the Trust Estate) then, at Beneficiary’s option, Trustor shall undertake Beneficiary’s defense, using counsel reasonably satisfactory to

Beneficiary (and any settlement shall be subject to Beneficiary’s consent, which consent shall not be unreasonably withheld), and in any case shall indemnify Beneficiary against such litigation. Trustor shall pay all reasonable costs and expenses, including reasonable legal costs, that Beneficiary pays or incurs in connection with any such litigation. Any amount payable under any indemnity in this Deed of Trust shall be a demand obligation, shall be added to, and become a part of, the Obligations and shall be secured by this Deed of Trust and, if not paid promptly following demand therefor (which demand shall, unless associated with Financing Document enforcement actions, set forth in reasonable detail an itemization of the amount so demanded) shall bear interest at the interest rate specified in the Bank Credit Agreement. Such indemnity shall survive any release of this Deed of Trust and any foreclosure.

1.14 Beneficiary’s Cure of Trustor’s Default. If Trustor defaults hereunder in the payment of any tax, assessment, Lien, encumbrance or other Imposition, in its obligation to furnish insurance hereunder, or in the performance or observance of any other covenant, condition or term of this Deed of Trust or any Financing Document or any Permitted Additional Senior Secured Debt Agreement, Beneficiary may, but is not obligated to, to preserve its interest in the Trust Estate, perform or observe the same, and all payments made (whether such payments are regular or accelerated payments) and reasonable costs and expenses incurred or paid by Beneficiary in connection therewith shall become due and payable immediately. The amounts so incurred or paid by Beneficiary, together with interest thereon at the interest rate applicable to overdue principal set forth in the Bank Credit Agreement, from the date incurred until paid by Trustor, shall be added to the Obligations and secured by this Deed of Trust. Subject to applicable Nevada Gaming Laws, Beneficiary is hereby empowered to enter and to authorize others to enter upon the Site or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Trustor or any person in possession holding under Trustor. No exercise of any rights under this Section 1.14 by Beneficiary shall cure or waive any Event of Default or notice of default hereunder or invalidate any act done pursuant hereto or to any such notice, but shall be cumulative of all other rights and remedies.

1.15 Compliance with Permitted Lien Agreements. Trustor shall comply with each and every material obligation contained in any agreement pertaining to a Permitted Lien.

1.16 Defense of Actions. Trustor shall appear in and defend any action or proceeding affecting or purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee, and shall pay all costs and expenses, including cost of title search and insurance or other evidence of title, preparation of survey, and reasonable attorneys’ fees and expenses in any such action or proceeding in which Beneficiary or Trustee may appear or may be joined as a party and in any suit brought by Beneficiary based upon or in connection with this Deed of Trust or any Financing Document. Nothing contained in this Section shall, however, limit the right of Beneficiary to appear in such action or proceeding with counsel of its own choice, either on its own behalf or on behalf of Trustor.

1.17 Affiliates.

(a) Subject to Trust Deed. Subject to compliance with the requirements of applicable Nevada Gaming Laws, Trustor shall cause all of its Affiliates in any way involved with the operation of the Trust Estate or the Project to observe the covenants and conditions of this Deed of Trust to the extent necessary to give the full intended effect to such covenants and conditions and to protect and preserve the security of Beneficiary hereunder.

(b) Restriction on Use of Subsidiary or Affiliate. Except as permitted under the Financing Documents, Trustor shall not use any Affiliate in the operation of the Trust Estate or the Project if such use would in any way impair the security for any of the Obligations or circumvent any covenant or condition of this Deed of Trust or of any Financing Document.

1.18 Title Insurance. Promptly following the execution of this Deed of Trust, Trustor shall cause to be delivered to Trustee at Trustor’s expense, one or more ALTA extended coverage Lender’s Policies of Title Insurance showing fee title to the real property situated in Clark County, Nevada, more specifically described in Schedule A attached hereto, vested in Trustor and the Lien of this Deed of Trust to be a perfected Lien, prior to any and all encumbrances other than Permitted Encumbrances (excluding, however, any such non-Permitted Encumbrances for which the Title Insurer has agreed to provide an endorsement or affirmative coverage protecting the Lien of this Deed of Trust against such non-Permitted Encumbrances).

1.19 Leasehold Estates. Trustor represents, covenants and warrants: (a) that the Subject Lease is in full force and effect and unmodified; (b) that Trustor will defend the leasehold estate under the Subject Lease for the entire remainder of the term set forth in the Subject Lease against all and every Person or Persons lawfully claiming, or who may claim the same or any part thereof, subject to the payment of the rents in the Subject Lease reserved and subject to the performance and observance of all of the terms, covenants, conditions and warranties thereof; and (c) that there is no uncured default under the Subject Lease or in the performance of any of the terms, covenants, conditions or warranties thereof on the part of the lessor or the lessee to be observed and performed and that no state of facts exist under the Subject Lease which, with the lapse of time or giving of notice or both would constitute a default thereunder.

1.20 Payment of Subject Lease Expenses. The Trustor shall pay or cause to be paid on or prior to the date due all rents, additional rents and other charges and Impositions payable by the lessor or the lessee under the Subject Lease for which provision has not been made hereinbefore, when and as often as the same shall become due and payable.

1.21 Trustor’s Covenants with Respect to Subject Lease.

(a) Subject to the right of Trustor to terminate the Subject Lease or reduce the Leased Premises thereunder as permitted by the Financing Documents, Trustor shall at all times promptly and faithfully keep and perform, or cause to be kept and performed, all the covenants and conditions contained in the Subject Lease to be kept and performed by it under the Subject Lease and in all respects conform to and comply with the terms and conditions of the Subject Lease. Trustor shall, within ten (10) days after written demand from Beneficiary, deliver to Beneficiary proof of payment of all items that are required to be paid by Trustor under the Subject Lease, including, without limitation, rent, taxes, operating expenses and other charges. Trustor shall promptly deliver to Beneficiary copies of all notices given with respect to or which affect the Subject Lease including pleadings or notices of default given under the Subject Lease.

Subject to the right of Trustor to terminate the Subject Lease or reduce the Leased Premises thereunder as permitted by the Financing Documents, Trustor further covenants that it shall not do or permit anything to occur or fail to occur which will impair or tend to impair the security of this Deed of Trust or will be grounds for declaring a forfeiture or termination of the Subject Lease, and upon any such failure as aforesaid, Trustor shall be subject to all of the rights and remedies granted Beneficiary in this Deed of Trust.

(b) Except as otherwise permitted in the Financing Documents, Trustor shall not modify, extend or in any way alter the terms of the Subject Lease or cancel or surrender said Subject Lease or reject the Subject Lease in a case pending under the Bankruptcy Code, or waive, execute, condone or in anyway release or discharge the lessor thereunder of or from the obligations, covenants, conditions and agreements by said lessor to be done and performed; and Trustor does expressly release, relinquish and surrender unto Beneficiary all of its rights, power and authority to cancel, surrender, amend, modify or alter in any way the terms and provisions of the Subject Lease and any attempt on the part of Trustor to exercise any such right without the written approval and consent of Beneficiary thereto being first had and obtained shall constitute an Event of Default under the terms hereof and the Financing Documents and all Obligations and other sums secured hereby shall, at the option of Beneficiary, become due and payable forthwith. If Trustor becomes a debtor under the Bankruptcy Code, Trustor shall assume and assign the Subject Lease to Beneficiary, and it further agrees that it shall not object to any request by Beneficiary that the Subject Lease not be rejected, or that Beneficiary be authorized to assume Trustor’s rights under the Subject Lease.

(c) Trustor shall deliver to Beneficiary an original executed copy of the Subject Lease, an estoppel certificate from the Lessor within ten (10) days of request by Beneficiary and in such form and content as shall be satisfactory to Beneficiary, as well as any and all documentary evidence received by it showing compliance by Trustor with the provisions of the Subject Lease.

(d) Trustor does hereby authorize and irrevocably appoint and constitute Beneficiary as its true and lawful attorney-in-fact, which appointment is coupled with an interest, in its name, place and stead, to, upon the occurrence and during the continuance of an Event of Default, take any and all actions deemed necessary or desirable by Beneficiary to perform and comply with all the obligations of Trustor under the Subject Lease, and to do and take upon the occurrence and during continuation of an Event of Default, but without any obligation so to do or take, any action which Beneficiary deems reasonably necessary to prevent or cure any default by Trustor under the Subject Lease, to enter into and upon the Site, the Project or the Improvements or any part thereof as provided in the Financing Documents in order to prevent or cure any default of Trustor pursuant thereto, to the end that the rights of Trustor in and to the leasehold estate created by the Subject Lease shall be kept free from default.

(e) In the event of any failure by Trustor to perform or cause the performance of any covenant on the part of lessor or lessee to be observed and performed under the Subject Lease, the performance by Beneficiary on behalf of Trustor of the Subject Lease covenant shall not remove or waive, as between Trustor and Beneficiary, the corresponding Event of Default under the terms hereof and any amount so advanced by Beneficiary or any costs incurred in connection therewith, with interest thereon at the interest rate applicable to overdue principal on eurodollar loans under the revolving credit facility under the Bank Credit Agreement, shall constitute additional Obligations secured hereby and be immediately due and payable.

(f) To the extent permitted by law, the price payable by Trustor, or by any other party so entitled, in the exercise of the right of redemption, if any, shall include all rents paid and other sums advanced by Beneficiary, on behalf of Trustor, as lessee under the Subject Lease.

(g) Trustor shall use all reasonable efforts to enforce the obligations of the lessor under the Subject Lease in a commercially reasonable manner.

(h) No release or forbearance of any of Trustor’s obligations under the Subject Lease by the lessor thereunder, shall release Trustor from any of its obligations under this Deed of Trust.

(i) The Lien of this Deed of Trust shall attach to all of Trustor’s rights and remedies at any time arising under or pursuant to Section 365(h) of the Bankruptcy Law, including, without limitation, all of Trustor’s rights to remain in possession of the Leased Premises. Trustor shall not elect to treat the Subject Lease as terminated under Section 365(h)(1) of the Bankruptcy Law, and any such election shall be void.

(i) If pursuant to Section 365(h)(2) of the Bankruptcy Law, Trustor shall seek to offset against the rent reserved in the Subject Lease the amount of any damages caused by the nonperformance by the lessor or any other party of any of their respective obligations thereunder after the rejection by the lessor or such other party of the Subject Lease under the Bankruptcy Law, then Trustor shall, prior to effecting such offset, notify Beneficiary of its intent to do so, setting forth the amount proposed to be so offset and the basis therefor. Beneficiary shall have the right to object to all or any part of such offset that, in the reasonable judgment of Beneficiary, would constitute a breach of the Subject Lease, and in the event of such objection, Trustor shall not effect any offset of the amounts found objectionable by Beneficiary. Neither Beneficiary’s failure to object as aforesaid nor any objection relating to such offset shall constitute an approval of any such offset by Beneficiary.

(ii) If any action, proceeding, motion or notice shall be commenced or filed in respect of the lessor under the Subject Lease or any other party or in respect of the Subject Lease in connection with any case under the Bankruptcy Law, then Beneficiary shall have the option to intervene in any such litigation with counsel of Beneficiary’s choice. Beneficiary may proceed in its own name in connection with any such litigation, and Trustor agrees to execute any and all powers, authorizations, consents or other documents required by Beneficiary in connection therewith.

(iii) Trustor shall, after obtaining knowledge thereof, promptly notify Beneficiary of any filing by or against the lessor or any other party with an interest in the Leased Premises of a petition under the Bankruptcy Law. Trustor shall promptly deliver to Beneficiary, following receipt, copies of any and all notices, summonses, pleadings, applications and other documents received by Trustor in connection with any such petition and any proceedings relating thereto.

(iv) If there shall be filed by or against Trustor a petition under the Bankruptcy Law, and Trustor, as lessee under the Subject Lease, shall determine to reject the Subject Lease pursuant to Section 365(a) of the Bankruptcy Law, then Trustor shall give Beneficiary a notice of the date on which Trustor shall apply to the bankruptcy court for authority to reject the Subject Lease (such notice to be no later than twenty (20) days prior to such date). Beneficiary shall have the right, but not the obligation, to serve upon Trustor at any time prior to the date on which Trustor shall so apply to the bankruptcy court a notice stating that Beneficiary demands that Trustor assume and assign the Subject Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Law. If Beneficiary shall serve upon Trustor the notice described in the preceding sentence, to the extent permitted by law Trustor shall not seek to reject the Subject Lease and shall comply with the demand provided for in the preceding sentence. In addition, effective upon the entry of an order for relief with respect to Trustor under the Bankruptcy Law, Trustor hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the bankruptcy court under Section 365(d)(4) of the Bankruptcy Law for an order extending the period during which the Subject Lease may be rejected or assumed; and shall (A) promptly notify Beneficiary of any default by Trustor in the performance or observance of any of the terms, covenants or conditions on the part of Trustor to be performed or observed under the Subject Lease and of the giving of any written notice by the lessor thereunder to Trustor of any such default, and (B) promptly cause a copy of each written notice given to Trustor by the lessor under the Subject Lease to be delivered to Beneficiary. Beneficiary may rely on any notice received by it from any such lessor of any default by Trustor under the Subject Lease and may take such action as may be permitted by law to cure such default even though the existence of such default or the nature thereof shall be questioned or denied by Trustor or by any Person on its behalf.

(j) Beneficiary shall have the right upon notice to Trustor to participate in the adjustment and settlement of any insurance proceeds and in the determination of any condemnation award under the Subject Lease to the extent and in the manner provided in the Subject Lease.

1.22 Rejection of the Subject Lease.

To the extent applicable, if the lessor under the Subject Lease rejects or disaffirms the Subject Lease or purports or seeks to disaffirm the Subject Lease pursuant to any Bankruptcy Law, then:

(a) To the extent permitted by law, Trustor shall remain in possession of the Leased Premises demised under the Subject Lease and shall perform all acts reasonably necessary for Trustor to remain in such possession for the unexpired term of such Subject Lease (including all renewals), whether the then existing terms and provisions of such Subject Lease require such acts or otherwise; and

(b) All the terms and provisions of this Deed of Trust and the Lien created by this Deed of Trust shall remain in full force and effect and shall extend automatically to all of Trustor’s rights and remedies arising at any time under, or pursuant to, Section 365(h) of the Bankruptcy Code, including all of Trustor’s rights to remain in possession of the Leased Premises.

ARTICLE TWO

BANK CREDIT AGREEMENT AND 2014 NOTES INDENTURE PROVISIONS

2.1 Interaction with the Bank Credit Agreement and the 2014 Notes Indenture.

(a) Incorporation by Reference. All terms, covenants, conditions, provisions and requirements of the Bank Credit Agreement and the 2014 Notes Indenture are incorporated by reference in this Deed of Trust.

(b) Conflicts. In the event of any conflict or inconsistency between the provisions of this Deed of Trust and those of the other Financing Documents, the provisions of the Financing Documents shall govern.

2.2 Other Collateral. This Deed of Trust is one of a number of security agreements delivered by or on behalf of Trustor and other Persons pursuant to the Financing Documents to secure the Obligations secured hereunder. All potential junior Lien claimants are placed on notice that, under any of the Financing Documents (including a separate future unrecorded agreement between Trustor and Beneficiary), other collateral for the Obligations secured hereunder (i.e., collateral other than the Trust Estate) may, under certain circumstances, be released without a corresponding reduction in the total principal amount secured by this Deed of Trust. Such a release would decrease the amount of collateral securing the same indebtedness, thereby increasing the burden on the remaining Trust Estate created and continued by this Deed of Trust. No such release shall impair the priority of the Lien of this Deed of Trust. By accepting its interest in the Trust Estate, each and every junior Lien claimant shall be deemed to have acknowledged the possibility of, and consented to, any such release. Nothing in this paragraph shall impose any obligation upon Beneficiary.

ARTICLE THREE

DEFAULTS

3.1 Event of Default. The term “Event of Default,” wherever used in this Deed of Trust, shall mean any of (a) one or more of the events of default listed in the Bank Credit Agreement or the 2014 Notes Indenture; (b) so long as the Disbursement Agreement is in effect, one or more of the events of default listed in the Disbursement Agreement (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body); or (c) if any “borrower” (as that term is defined in NRS 106.310) who may send a notice pursuant to NRS 106.380(1), (i) delivers, sends by mail or otherwise gives, or purports to deliver, send by mail or otherwise give, to a beneficiary under this Deed of Trust; (A) any notice of an election to terminate the operation of this Deed of Trust as security for any “future advance” (as defined in NRS 106.320) of “principal” (as defined in NRS 106.345 ): or (B) any other notice pursuant to NRS 106.380(l); (ii) records a statement pursuant to NRS 106.380(3); or (iii) causes this Deed of Trust, any secured obligation, or any Secured Party to be subject to NRS 106.380(2), 106.380(3) or 106.400.

ARTICLE FOUR

REMEDIES

4.1 Acceleration of Maturity. If an Event of Default occurs, Beneficiary may (except that such acceleration shall be automatic if the Event of Default is caused by Trustor’s Bankruptcy), in accordance with the Financing Documents, declare the Obligations, to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Trustor waives) notwithstanding anything in this Deed of Trust or any other Financing Document or applicable law to the contrary.

4.2 Protective Advances. If Trustor fails to make any payment or perform any other obligation under the Financing Documents, then without thereby limiting Beneficiary’s other rights or remedies, waiving or releasing any of Trustor’s obligations, or imposing any obligation on Beneficiary, Beneficiary may either advance any amount owing or perform any or all actions that Beneficiary considers necessary or appropriate to cure such default. All such advances shall constitute “Protective Advances” and shall bear interest thereon at the interest rate applicable to overdue principal set forth in the Bank Credit Agreement from the date incurred until paid by Trustor. No sums advanced or performance rendered by Beneficiary shall cure, or be deemed a waiver of any Event of Default.

4.3 Institution of Equity Proceedings. If an Event of Default occurs, Beneficiary may institute an action, suit or proceeding in equity for specific performance of this Deed of Trust, the Notes or any other Financing Document, all of which shall be specifically enforceable by injunction or other equitable remedy. Trustor waives any defense based on laches or any applicable statute of limitations.

4.4 Beneficiary’s Power of Enforcement.

(a) If an Event of Default occurs, Beneficiary shall be entitled, at its option and in its sole and absolute discretion, to prepare and record on its own behalf, or to deliver to Trustee for recording, if appropriate, a written declaration of default and demand for sale and a written Notice of Breach and Election to Sell (pursuant to NRS 107.080(3) or other statutory notice) to cause the Trust Estate to be sold to satisfy the obligations hereof, and in the case of delivery to Trustee, Trustee shall cause said notice to be filed for record.

(b) After the lapse of such time as may then be required by law following the recordation of said Notice of Breach and Election to Sell, and notice of sale having been given as then required by law, including compliance with any applicable Nevada Gaming Laws, Trustee without demand on Trustor, shall sell the Trust Estate or any portion thereof at the time and place fixed by it in said notice, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder of cash in lawful money of the United States, payable at the time of sale. Trustee may, for any cause it deems expedient, postpone the sale of all or any portion of said property until it shall be completed and, in every case, notice of postponement shall be given by public announcement thereof at the time and place last appointed for the sale and from time to time thereafter Trustee may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall execute and deliver to the purchaser its Deed or other instrument conveying said property so sold, but without any covenant or warranty, express or implied. The recitals in such instrument of conveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Beneficiary, may bid at the sale.

(c) After deducting all costs, fees and expenses of Trustee and of this Deed of Trust, including, without limitation, costs of evidence of title and reasonable attorneys’ fees and other legal expenses of Trustee or Beneficiary in connection with a sale, Trustee shall apply the proceeds of such sale to payment of all sums expended under the terms hereof not then repaid, with accrued interest at the rate applicable to overdue principal set forth in the Bank Credit Agreement to the payment of all other sums then secured hereby and the remainder, if any, to the person or persons legally entitled thereto as provided in NRS 40.462.

(d) Subject to compliance with applicable Nevada Gaming Laws, if any Event of Default occurs, Beneficiary may, either with or without entry or taking possession of the Trust Estate, and without regard to whether or not the indebtedness and other sums secured hereby shall be due and without prejudice to the right of Beneficiary thereafter to bring an action or proceeding to foreclose or any other action for any default existing at the time such earlier action was commenced, proceed by any appropriate action or proceeding: (i) to enforce payment of any of the Obligations to the extent permitted by law, or the performance of any term hereof or any other right; (ii) to foreclose this Deed of Trust in any manner provided by law for the foreclosure of mortgages or deeds of trust on real property and to sell, as an entirety or in separate lots or parcels, the Trust Estate or any portion thereof pursuant to the laws of the State of Nevada or under the judgment or decree of a court or courts of competent jurisdiction, and Beneficiary shall be entitled to recover in any such proceeding all costs and expenses incident thereto, including reasonable attorneys’ fees and expenses in such amount as shall be awarded by the court; (iii) to exercise any or all of the rights and remedies available to it under the Financing Documents; and (iv) to pursue any other remedy available to it. Beneficiary shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, or both, as Beneficiary may determine.

(e) The remedies described in this Section 4.4 may be exercised with respect to all or any portion of the Personal Property, either simultaneously with the sale of any real property encumbered hereby or independent thereof. Beneficiary shall at any time be permitted to proceed with respect to all or any portion of the Personal Property in any manner permitted by the UCC. Trustor agrees that Beneficiary’s inclusion of all or any portion of the Personal Property (and all personal property that is subject to a security interest in favor, or for the benefit, of Beneficiary) in a sale or other remedy exercised with respect to the real property encumbered hereby, as permitted by the UCC, is a commercially reasonable disposition of such property.

4.5 Beneficiary’s Right to Enter and Take Possession, Operate and Apply Income.

(a) Subject to compliance with applicable Nevada Gaming Laws, if an Event of Default occurs, (i) Trustor, upon demand of Beneficiary, shall forthwith surrender to Beneficiary the actual possession and, if and to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all the Trust Estate including the Personal Property, without liability for trespass, damages or otherwise, and may exclude Trustor and its agents and employees wholly therefrom and may have joint access with Trustor to the books, papers and accounts of Trustor; and (ii) Trustor shall pay monthly in advance to Beneficiary on Beneficiary’s entry into possession, or to any receiver appointed to collect the Rents, all Rents actually paid to Trustor.

(b) If Trustor shall for any reason fail to surrender or deliver the Trust Estate, the Personal Property or any part thereof after Beneficiary’s demand, Beneficiary may obtain a judgment or decree conferring on Beneficiary or Trustee the right to immediate possession or requiring Trustor to deliver immediate possession of all or part of such property to Beneficiary or Trustee and Trustor hereby specifically consents to the entry of such judgment or decree. Trustor shall pay to Beneficiary or Trustee, upon demand, all reasonable costs and expenses of obtaining such judgment or decree and reasonable compensation to Beneficiary or Trustee, their attorneys and agents, and all such costs, expenses and compensation shall, until paid, be secured by the Lien of this Deed of Trust.

(c) Subject to compliance with applicable Nevada Gaming Laws, upon every such entering upon or taking of possession, Beneficiary or Trustee may hold, store, use, operate, manage and control the Trust Estate and conduct the business thereof, and, from time to time in its sole and absolute discretion and without being under any duty to so act:

(i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property;

(ii) insure or keep the Trust Estate insured;

(iii) manage and operate the Trust Estate and exercise all the rights and powers of Trustor in their name or otherwise with respect to the same;

(iv) enter into agreements with others to exercise the powers herein granted Beneficiary or Trustee, all as Beneficiary or Trustee from time to time may determine; and, subject to the absolute assignment of the Leases and Rents to Beneficiary, Beneficiary or Trustee may collect and receive all the Rents, including those past due as well as those accruing thereafter; and shall apply the monies so received by Beneficiary or Trustee in such priority as Beneficiary may determine to (A) the payment of interest and principal due and payable on the Notes or the other Financing Documents, (B) the deposits for taxes and assessments and insurance premiums due, (C) the cost of insurance, taxes, assessments and other proper charges upon the Trust Estate or any part thereof; (D) the compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary or Trustee; and (E) any other charges or costs required to be paid by Trustor under the terms hereof; and

(v) rent or sublet the Trust Estate or any portion thereof for any purpose permitted by this Deed of Trust.

Beneficiary or Trustee shall surrender possession of the Trust Estate and the Personal Property to Trustor only when all that is due upon such interest and principal, tax and insurance deposits, and all amounts under any of the terms of the Bank Credit Agreement, the 2014 Notes Indenture or this Deed of Trust, shall have been paid and all defaults made good. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

4.6 Leases. Beneficiary is authorized to foreclose this Deed of Trust subject to the rights of any tenants of the Trust Estate, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights shall not be, nor be asserted by Trustor to be, a defense to any proceedings instituted by Beneficiary to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Trust Estate, or any portion thereof. Unless otherwise agreed by Beneficiary in writing, all Space Leases executed subsequent to the date hereof, or any part thereof, shall be subordinate and inferior to the Lien of this Deed of Trust; provided, however that (a) in accordance with the terms of the Financing Documents, Beneficiary may be required to execute a non-disturbance and attornment agreement in connection with certain Space Leases; and (b) from time to time Beneficiary may execute and record among the land records of the jurisdiction where this Deed of Trust is recorded, subordination statements with respect to such of said Space Leases as Beneficiary may designate in its sole discretion, whereby the Space Leases so designated by Beneficiary shall be made superior to the Lien of this Deed of Trust for the term set forth in such subordination statement. From and after the recordation of such subordination statements, and for the respective periods as may be set forth therein, the Space Leases therein referred to shall be superior to the Lien of this Deed of Trust and shall not be affected by any foreclosure hereof. All such Space Leases shall contain a provision to the effect that the Trustor and Space Lessee recognize the right of Beneficiary to elect and to effect such subordination of this Deed of Trust and consents thereto.

4.7 Purchase by Beneficiary. Upon any foreclosure sale (whether judicial or nonjudicial), Beneficiary may bid for and purchase the property subject to such sale and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability.

4.8 Waiver of Appraisement, Valuation, Stay, Extension, Redemption Laws and Marshalling. Trustor agrees to the full extent permitted by law that if an Event of Default occurs, neither Trustor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust or the absolute sale of the Trust Estate or any portion thereof or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Trustor for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprising the Trust Estate marshalled upon any foreclosure of the Lien hereof and agrees that Trustee or any court having jurisdiction to foreclose such Lien may sell the Trust Estate in part or as an entirety.

4.9 Receiver. If an Event of Default occurs, Beneficiary, to the extent permitted by law and subject to compliance with all applicable Nevada Gaming Laws, and without regard to the value, adequacy or occupancy of the security for the Obligations secured hereby, shall be entitled as a matter of right if it so elects to the appointment of a receiver to enter upon and take possession of the Trust Estate and to collect all Rents and apply the same as the court may direct, and such receiver may be appointed by any court of competent jurisdiction upon application by Beneficiary. Beneficiary may have a receiver appointed without notice to Trustor or any third party, and Beneficiary may waive any requirement that the receiver post a bond. Beneficiary shall have the power to designate and select the Person who shall serve as the receiver and to negotiate all terms and conditions under which such receiver shall serve. Any receiver appointed on Beneficiary’s behalf may be an Affiliate of Beneficiary. The expenses, including receiver’s fees, attorneys’ fees and expenses, costs and agent’s compensation, incurred pursuant to the powers herein contained shall be secured by this Deed of Trust. The right to enter and take possession of and to manage and operate the Trust Estate and to collect all Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy available to Beneficiary under this Deed of Trust or the other Financing Documents or otherwise available to Beneficiary and may be exercised concurrently therewith or independently thereof. Beneficiary shall be liable to account only for such Rents (including, without limitation, security deposits) actually received by Beneficiary, whether received pursuant to this Section or any other provision hereof. Notwithstanding the appointment of any receiver or other custodian, Beneficiary shall be entitled as pledgee to the possession and control of any cash, deposits, or instruments at the time held by, or payable or deliverable under the terms of this Deed of Trust to, Beneficiary.

4.10 Suits to Protect the Trust Estate. Beneficiary shall have the power and authority to institute and maintain any suits and proceedings as Beneficiary, in its sole and absolute discretion, may deem advisable (a) to prevent any impairment of the Trust Estate by any acts which may be unlawful or in violation of this Deed of Trust, (b) to preserve or protect its interest in the Trust Estate, or (c) to restrain the enforcement of or compliance with any legislation or other Legal Requirement that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to Beneficiary’s interest.

4.11 Proofs of Claim. In the case of any receivership, Insolvency, Bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting Trustor, or, to the extent the same would result in an Event of Default hereunder, any Subsidiary, or any guarantor, co-maker or endorser of any of Trustor’s obligations, its creditors or its property, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim or other documents as it may deem to be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by Trustor under the Notes or any other Financing Document, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by Trustor after such date.

4.12 Trustor to Pay the Obligations on Any Default in Payment; Application of Monies by Beneficiary.

(a) In case of a foreclosure sale of all or any part of the Trust Estate and of the application of the proceeds of sale to the payment of the sums secured hereby, Beneficiary shall be entitled to enforce payment from Trustor of any additional amounts then remaining due and unpaid with respect to the Obligations and to recover judgment against Trustor for any portion thereof remaining unpaid, with interest at the rate applicable to overdue principal as set forth in the Bank Credit Agreement.

(b) Trustor hereby agrees to the extent permitted by law, that no recovery of any judgment by Beneficiary or other action by Beneficiary and no attachment or levy of any execution upon any Property of Trustor by Beneficiary (other than a foreclosure of the entire Trust Estate hereunder) shall in any way affect the Lien and security interest of this Deed of Trust upon the Trust Estate or any part thereof or any Lien, rights, powers or remedies of Beneficiary hereunder, but such Lien, rights, powers and remedies shall continue unimpaired as before.

(c) Any monies collected or received by Beneficiary under this Section 4.12 shall be first applied to the payment of reasonable compensation, expenses and disbursements of the agents, attorneys and other representatives of Beneficiary, and the balance remaining shall be applied to the Obligations.

(d) The provisions of this Section shall not be deemed to limit or otherwise modify the provisions of any guaranty of the indebtedness evidenced by the Notes or the other Financing Documents.

4.13 Delay or Omission; No Waiver. No delay or omission of Beneficiary or any Secured Party to exercise any right, power or remedy upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to waive any such Event of Default or to constitute acquiescence therein. Every right, power and remedy given to Beneficiary or any Secured Party whether contained herein or in any other Financing Document or otherwise available to Beneficiary or any other Secured Party, may be exercised from time to time and as often as may be deemed expedient by Beneficiary or the applicable Secured Party.

4.14 No Waiver of One Default to Affect Another. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon. If Beneficiary or the required percentage of the Bank Lenders or 2014 Noteholders, as the case may be (as determined pursuant to the Bank Credit Agreement and the 2014 Notes Indenture, respectively), to the extent applicable under the Bank Credit Agreement or the 2014 Notes Indenture, respectively, (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted in the Notes, the Bank Credit Agreement, the 2014 Notes Indenture, this Deed of Trust, the Disbursement Agreement or any other Financing Document, as applicable; (d) releases any part of the Trust Estate from the Lien or security interest of this Deed of Trust or any other instrument securing the Obligations; (e) consents to the filing of any map, plat or replat of the Site (to the extent such consent is required); (f) consents to the granting of any easement on the Site (to the extent such consent is required); or (g) makes or consents to any agreement changing the terms of this Deed of Trust or any other Financing Document subordinating the Lien or any charge hereof, no such act or omission shall release, discharge, modify, change or affect the original liability of Trustor under the Notes, this Deed of Trust or any other Financing Document or otherwise, or any subsequent purchaser of the Trust Estate or any part thereof or any maker, co-signer, surety or guarantor. No such act or omission shall preclude Beneficiary from exercising any right, power or privilege herein granted or intended to be granted in case of any Event of Default then existing or of any subsequent Event of Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Beneficiary, shall the Lien or security interest of this Deed of Trust be altered thereby, except to the extent expressly provided in any releases, maps, easements or subordinations described in clause (d), (e), (f) or (g) above of this Section 4.14. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Trust Estate, Beneficiary, without notice to any person, firm or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Trust Estate or the Obligations secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder, or waiving its right to declare such sale or transfer an Event of Default as provided herein. Notwithstanding anything to the contrary contained in this Deed of Trust or any other Financing Document, (i) in the case of any non-monetary Event of Default, Beneficiary may continue to accept payments secured hereunder without thereby waiving the existence of such or any other Event of Default; and (ii) in the case of any monetary Event of Default, Beneficiary may accept partial payments of any sums due hereunder without thereby waiving the existence of such Event of Default if the partial payment is not sufficient to completely cure such Event of Default.

4.15 Discontinuance of Proceedings; Position of Parties Restored. If Beneficiary shall have proceeded to enforce any right or remedy under this Deed of Trust by foreclosure, entry of judgment or otherwise and such proceedings shall have been discontinued or abandoned for any reason, or such proceedings shall have resulted in a final determination adverse to Beneficiary, then and in every such case Trustor and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Beneficiary shall continue as if no such proceedings had occurred or had been taken.

4.16 Remedies Cumulative. No right, power or remedy, including, without limitation, remedies with respect to any security for the Obligations conferred upon or reserved to Beneficiary by this Deed of Trust or any other Financing Document is exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or any other Financing Document, now or hereafter existing at law, in equity or by statute, and Beneficiary shall be entitled to resort to such rights, powers, remedies or security as Beneficiary shall in its sole and absolute discretion deem advisable.

4.17 Interest After Event of Default. If an Event of Default shall have occurred and is continuing, all sums outstanding and unpaid under the Obligations shall, at Beneficiary’s option, bear interest at the rate applicable to overdue principal set forth in the Bank Credit Agreement until such Event of Default has been cured. Trustor’s obligation to pay such interest shall be secured by this Deed of Trust.

4.18 Foreclosure; Expenses of Litigation. If Trustee forecloses, reasonable attorneys’ fees and expenses for services in the supervision of said foreclosure proceeding shall be allowed to the Trustee and Beneficiary as part of the foreclosure costs. In the event of foreclosure of the Lien hereof, there shall be allowed and included as additional indebtedness all reasonable expenditures and expenses which may be paid or incurred by or on behalf of

Beneficiary for attorneys’ fees, appraiser’s fees, outlays for documentary and expert evidence, stenographers’ charges, publication costs, and costs (which may be estimated as to items to be expended after foreclosure sale or entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies and guarantees, and similar data and assurances with respect to title as Beneficiary may deem reasonably advisable either to prosecute such suit or to evidence to a bidder at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Trust Estate or any portion thereof. All expenditures and expenses of the nature in this Section mentioned, and such expenses and fees as may be incurred in the protection of the Trust Estate and the maintenance of the Lien and security interest of this Deed of Trust, including the reasonable fees of any attorney employed by Beneficiary in any litigation or proceeding affecting this Deed of Trust or any other Financing Document, the Trust Estate or any portion thereof, including, without limitation, civil, probate, appellate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Trustor, with interest thereon at the rate applicable to overdue principal set forth in the Bank Credit Agreement, and shall be secured by this Deed of Trust. Trustee waives its right to any statutory fee in connection with any judicial or nonjudicial foreclosure of the Lien hereof and agrees to accept a reasonable fee for such services.

4.19 Deficiency Judgments. If after foreclosure of this Deed of Trust or Trustee’s sale hereunder, there shall remain any deficiency with respect to any Obligations, Beneficiary shall institute any proceedings to recover such deficiency or deficiencies, all such amounts shall continue to bear interest at the rate applicable to overdue principal set forth in the Bank Credit Agreement. Trustor waives any defense to Beneficiary’s recovery against Trustor of any deficiency after any foreclosure sale of the Trust Estate. Trustor expressly waives any defense or benefits that may be derived from any statute granting Trustor any defense to any such recovery by Beneficiary. In addition, Beneficiary and Trustee shall be entitled to recovery of all of their reasonable costs and expenditures (including, without limitation, any court imposed costs) in connection with such proceedings, including their reasonable attorneys’ fees and expenses, appraisal fees and the other costs, fees and expenditures referred to in Section 4.18 above. This provision shall survive any foreclosure or sale of the Trust Estate, any portion thereof and/or the extinguishment of the Lien hereof.

4.20 Waiver of Jury Trial. Beneficiary and Trustor each waive any right to have a jury participate in resolving any dispute whether sounding in contract, tort or otherwise arising out of, connected with, related to or incidental to the relationship established between them in connection with the Obligations. Any such disputes shall be resolved in a bench trial without a jury.

4.21 Exculpation of Beneficiary. The acceptance by Beneficiary of the assignment contained herein with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Trust Estate by Beneficiary, be deemed or construed to make Beneficiary a “mortgagee in possession”; nor thereafter or at any time or in any event obligate Beneficiary to appear in or defend any action or proceeding relating to the Space Leases, the Rents or the Trust Estate, or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under any Space Lease or to assume any obligation or responsibility for any security deposits or other deposits except to the extent such deposits are actually received by Beneficiary, nor shall Beneficiary, prior to such entry and taking, be liable in any way for any injury or damage to person or property sustained by any Person in or about the Trust Estate.

ARTICLE FIVE

RIGHTS AND RESPONSIBILITIES OF TRUSTEE;

OTHER PROVISIONS RELATING TO TRUSTEE

Notwithstanding anything to the contrary in this Deed of Trust, Trustor and Beneficiary agree as follows.

5.1 Exercise of Remedies by Trustee. To the extent that this Deed of Trust or applicable law, including all applicable Nevada Gaming Laws, authorizes or empowers, or does not require approval for, Beneficiary to exercise any remedies set forth in Article Four hereof or otherwise, or perform any acts in connection therewith, Trustee (but not to the exclusion of Beneficiary unless so required under the law of the State of Nevada) shall have the power to exercise any or all such remedies, and to perform any acts provided for in this Deed of Trust in connection therewith, all for the benefit of Beneficiary and on Beneficiary’s behalf in accordance with applicable law of the State of Nevada. In connection therewith, Trustee: (a) shall not exercise, or waive the exercise of, any of Beneficiary’s remedies (other than any rights of Trustee to any indemnity or reimbursement), except at Beneficiary’s request; and (b) shall exercise, or waive the exercise of, any or all of Beneficiary’s remedies at Beneficiary’s request, and in accordance with Beneficiary’s directions as to the manner of such exercise or waiver. Trustee may, however, decline to follow Beneficiary’s request or direction if Trustee shall be advised by counsel that the action or proceeding, or manner thereof, so directed may not lawfully be taken or waived.

5.2 Rights and Privileges of Trustee. To the extent that this Deed of Trust requires Trustor to indemnify Beneficiary or reimburse Beneficiary for any expenditures Beneficiary may incur, Trustee shall be entitled to the same indemnity and the same rights to reimbursement of expenses as Beneficiary, subject to such limitations and conditions as would apply in the case of Beneficiary. To the extent that this Deed of Trust negates or limits Beneficiary’s liability as to any matter, Trustee shall be entitled to the same negation or limitation of liability. To the extent that Trustor, pursuant to this Deed of Trust, appoints Beneficiary as Trustor’s attorney in fact for any purpose, Beneficiary or (when so instructed by Beneficiary) Trustee shall be entitled to act on Trustor’s behalf without joinder or confirmation by the other.

5.3 Resignation or Replacement of Trustee. Trustee may resign by an instrument in writing addressed to Beneficiary, and Trustee may be removed at any time with or without cause (i.e., in Beneficiary’s sole and absolute discretion) by an instrument in writing executed by Beneficiary. In case of the death, resignation, removal or disqualification of Trustee or if for any reason Beneficiary shall deem it desirable to appoint a substitute, successor or replacement Trustee to act instead of Trustee originally named (or in place of any substitute, successor or replacement Trustee), then Beneficiary shall have the right and is hereby authorized and empowered to appoint a successor, substitute or replacement Trustee, without any formality other than appointment and designation in writing executed by Beneficiary, which instrument shall be recorded in the Office of the Recorder of Clark County, Nevada. The law of the State of Nevada (including, without limitation, the Nevada Gaming Laws) shall govern the qualifications of any Trustee. The authority conferred upon Trustee by this Deed of Trust shall automatically extend to any and all other successor, substitute and replacement Trustee(s) successively until the obligations secured hereunder have been paid in full or the Trust Estate has been sold hereunder or released in accordance with the provisions of the Financing Documents. Beneficiary’s written appointment and designation of any Trustee shall be full evidence of Beneficiary’s right and authority to make the same and of all facts therein recited. No confirmation, authorization, approval or other action by Trustor shall be required in connection with any resignation or other replacement of Trustee.

5.4 Authority of Beneficiary. If Beneficiary is a banking corporation, state banking corporation or a national banking association and the instrument of appointment of any successor or replacement Trustee is executed on Beneficiary’s behalf by an officer of such corporation, state banking corporation or national banking association, then such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of Beneficiary.

5.5 Effect of Appointment of Successor Trustee. Upon the appointment and designation of any successor, substitute or replacement Trustee, and subject to compliance with applicable Nevada Gaming Laws and other applicable laws, Trustee’s entire estate and title in the Trust Estate shall vest in the designated successor, substitute or replacement Trustee. Such successor, substitute or replacement Trustee shall thereupon succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

5.6 Confirmation of Transfer and Succession. Upon the written request of Beneficiary or of any successor, substitute or replacement Trustee, any former Trustee ceasing to act shall execute and deliver an instrument transferring to such successor, substitute or replacement Trustee all of the right, title, estate and interest in the Trust Estate of Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon Trustee, and shall duly assign, transfer and deliver all properties and moneys held by said Trustee hereunder to said successor, substitute or replacement Trustee.

5.7 Exculpation. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or otherwise be responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence, willful misconduct or knowing violation of law. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law). Trustee shall be under no liability for interest on any moneys received by it hereunder.

5.8 Endorsement and Execution of Documents. Upon Beneficiary’s written request, Trustee shall, without liability or notice to Trustor, execute, consent to, or join in any instrument or agreement in connection with or necessary to effectuate the purposes of the Financing Documents. Trustor hereby irrevocably designates Trustee as its attorney in fact to execute, acknowledge and deliver, on Trustor’s behalf and in Trustor’s name, all instruments or agreements necessary to implement any provision(s) of this Deed of Trust or to further perfect the Lien created by this Deed of Trust on the Trust Estate. This power of attorney shall be deemed to be coupled with an interest and shall survive any disability of Trustor.

5.9 Multiple Trustees. If Beneficiary appoints multiple trustees, then any Trustee, individually, may exercise all powers granted to Trustee under this instrument, without the need for action by any other Trustee(s).

5.10 Terms of Trustee’s Acceptance. Trustee accepts the trust created by this Deed of Trust upon the following terms and conditions:

(a) Delegation. Trustee may exercise any of its powers through appointment of attorney(s) in fact or agents.

(b) Counsel. Trustee may select and employ legal counsel (including any law firm representing Beneficiary). Trustor shall reimburse all reasonable legal fees and expenses that Trustee may thereby incur.

(c) Security. Trustee shall be under no obligation to take any action upon any Event of Default unless furnished security or an indemnity, in form satisfactory to Trustee, against costs, expenses, and liabilities that Trustee may incur.

(d) Costs and Expenses. Trustor shall reimburse Trustee, as part of the Obligations secured hereunder, for all reasonable disbursements and expenses (including reasonable legal fees and expenses) incurred by reason of and as provided for in this Deed of Trust, including any of the foregoing incurred in Trustee’s administering and executing the trust created by this Deed of Trust, in complying with all applicable Nevada Gaming Laws and performing Trustee’s duties and exercising Trustee’s powers under this Deed of Trust.

(e) Release. Upon full and indefeasible payment and performance of the Obligations secured hereunder, Beneficiary shall request that Trustee release this Deed of Trust. Upon receipt of such request Trustee shall release this Deed of Trust to Trustor and reconvey its interest in the Trust Estate. Trustor shall pay all costs of recordation, if any.

ARTICLE SIX

MISCELLANEOUS PROVISIONS

6.1 Heirs, Successors and Assigns Included in Parties. Whenever one of the parties hereto is named or referred to herein, the heirs, successors and assigns of such party shall be included, and subject to the limitations set forth in Section 1.8, all covenants and agreements contained in this Deed of Trust, by or on behalf of Trustor or Beneficiary shall bind and inure to the benefit of its heirs, successors and assigns, whether so expressed or not.

6.2 Addresses for Notices, Etc. Any notice, report, demand or other instrument authorized or required to be given or furnished under this Deed of Trust to Trustor or Beneficiary shall be deemed given or furnished (a) when addressed to the party intended to receive the same, at the address of such party set forth below, and delivered by hand at such address; or (b) three (3) days after the same is deposited in the United States mail as first class certified mail, return receipt requested, postage paid, whether or not the same is actually received by such party:

Beneficiary:	Deutsche Bank Trust Company Americas
c/o Deutsche Bank Securities Inc.
200 Crescent Court, Suite 550
Dallas, Texas 75201
Attn: Gerard Dupont

With a copy to:	Latham & Watkins LLP
600 West Broadway, Suite 1800
San Diego, California 92101
Attn: Sony Ben-Moshe, Esq.

Trustor:	Wynn Las Vegas, LLC
3131 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attn: President

With a copy to:	Wynn Las Vegas, LLC
3131 Las Vegas Boulevard South
Las Vegas, Nevada 89109
Attn: General Counsel

With a copy to:	Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue
Suite 3400
Los Angeles, California 90071
Attn: Jerry Coben, Esq.

Trustee:	Nevada Title Company
2500 North Buffalo, Suite 150
Las Vegas, Nevada 89128
Attn: Robbie Graham

6.3 Change of Notice Address. Any Person may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed to that person, by furnishing written notice of such change to the other parties, but no such notice of change shall be effective unless and until received by such other parties.

6.4 Headings. The headings of the articles, sections, paragraphs and subdivisions of this Deed of Trust are for convenience of reference only, are not to be considered a part hereof, and shall not limit or expand or otherwise affect any of the terms hereof.

6.5 Invalid Provisions to Affect No Others. In the event that any of the covenants, agreements, terms or provisions contained herein or in any other Financing Document shall be invalid, illegal or unenforceable in any respect, the validity of the Lien hereof and the remaining covenants, agreements, terms or provisions contained herein or in the other Financing Documents shall be in no way affected, prejudiced or disturbed thereby. To the extent permitted by law, Trustor waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

6.6 Changes and Priority Over Intervening Liens. Neither this Deed of Trust nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any agreement hereafter made by Trustor and Beneficiary relating to this Deed of Trust shall be superior to the rights of the holder of any intervening Lien or encumbrance.

6.7 Estoppel Certificates. Within ten (10) Business Days after Beneficiary’s written request, Trustor shall from time to time execute a certificate, in recordable form (an “Estoppel Certificate”), stating, except to the extent it would be inaccurate to so state: (a) the current amount of the Obligations secured hereunder and all elements thereof, including principal, interest, and all other elements; (b) that Trustor has no defense, offset, claim, counterclaim, right of recoupment, deduction, or reduction against any of the Obligations secured hereunder; (c) that none of the Financing Documents have been amended, whether orally or in writing; (d) that Trustor has no claims against Beneficiary of any kind; (e) that any power of attorney granted to Beneficiary is in full force and effect; and (f) such other matters relating to this Deed of Trust or any other Financing Document and the relationship of Trustor and Beneficiary as Beneficiary shall request. In addition, the Estoppel Certificate shall set forth the reasons why it would be inaccurate to make any of the foregoing assurances.

6.8 Waiver of Setoff and Counterclaim; Other Waivers. All Obligations shall be payable without setoff, counterclaim or any deduction whatsoever. Trustor hereby waives the right to assert a counterclaim (other than a compulsory counterclaim) in any action or proceeding brought against it by Beneficiary and/or any Secured Party under the Financing Documents, or arising out of or in any way connected with this Deed of Trust or the Financing Documents or the Obligations.

6.9 Governing Law. The Bank Credit Agreement and the Notes provide that they are governed by, and construed and enforced in accordance with, the laws of the State of New York. This Deed of Trust shall also be construed under and governed by the laws of the State of New York (without giving effect to the conflicts of law rules and principles thereof other than Sections 5-1401 and 5-1402 of the New York General Obligations Law); provided, however, that (a) the terms and provisions of this Deed of Trust pertaining to the creation, priority, perfection, enforcement or realization by Beneficiary of its respective rights and remedies under this Deed of Trust with respect to the Trust Estate (other than Personal Property) shall be governed and construed and enforced in accordance with the internal laws of the State of Nevada (the “State”) without giving effect to the conflicts of law rules and principles of the State; (b) for Personal Property, the perfection, effect of perfection or non-perfection and priority of the security interest shall be subject to any mandatory choice of law rules in the UCC; (c) Trustor agrees that to the extent deficiency judgments are available under the laws of the State after a foreclosure (judicial or nonjudicial) of the Trust Estate, or any portion thereof, or any other realization thereon by Beneficiary or any Secured Party under the Financing Documents, Beneficiary or such Secured Party, as the case may be, shall have the right to seek such a deficiency judgment against Trustor in the State; and (d) Trustor agrees that if Beneficiary or any Secured Party under the Financing Documents obtains a deficiency judgment in another state against Trustor, then Beneficiary or such Secured Party, as the case may be, shall have the right to enforce such judgment in the State to the extent permitted under the laws of the State, as well as in other states.

6.10 Reconveyance. Upon written request of Trustor when the Obligations secured hereby have been satisfied in full, Beneficiary shall cause Trustee to reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as “the person or persons legally entitled thereto.”

6.11 Attorneys’ Fees. Without limiting any other provision contained herein, Trustor agrees to pay all costs of Beneficiary or Trustee incurred in connection with the enforcement of this Deed of Trust, the Notes or the other Financing Documents, including, without limitation, all reasonable attorneys’ fees and expenses whether or not suit is commenced, and including, without limitation, fees incurred in connection with any probate, appellate, bankruptcy, deficiency or any other litigation proceedings, all of which sums shall be secured hereby.

6.12 Late Charges. By accepting payment of any sum secured hereby after its due date, Beneficiary does not waive its right to collect any late charge thereon or interest thereon at the interest rate on the Notes or as otherwise specified in the Bank Credit Agreement, if so provided, not then paid or its right either to require prompt payment when due of all other sums so secured or to declare default for failure to pay any amounts not so paid.

6.13 Cost of Accounting. Trustor shall pay to Beneficiary, for and on account of the preparation and rendition of any accounting, which Trustor may be entitled to require under any law or statute now or hereafter providing therefor, the reasonable costs thereof.

6.14 Right of Entry. Subject to compliance with applicable Nevada Gaming Laws, Beneficiary may at any reasonable time or times and on reasonable prior written notice to Trustor make or cause to be made entry upon and inspections of the Trust Estate or any part thereof in person or by agent.

6.15 Corrections. Trustor shall, upon request of Beneficiary or Trustee, promptly correct any defect, error or omission which may be discovered in the contents of this Deed of Trust (including, but not limited to, in the exhibits and schedules attached hereto) or in the execution or acknowledgement hereof, and shall execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or as may be reasonably requested by Trustee to carry out more effectively the purposes of this Deed of Trust, to subject to the Lien and security interest hereby created any of Trustor’s properties, rights or interest covered or intended to be covered hereby, and to perfect and maintain such Lien and security interest.

6.16 Statute of Limitations. To the fullest extent allowed by the law, the right to plead, use or assert any statute of limitations as a plea or defense or bar of any kind, or for any purpose, to any debt, demand or obligation secured or to be secured hereby, or to any complaint or other pleading or proceeding filed, instituted or maintained for the purpose of enforcing this Deed of Trust or any rights hereunder, is hereby waived by Trustor.

6.17 Subrogation. Should the proceeds of any loan, Note or advance made by Beneficiary or any Secured Party under the Bank Credit Agreement or the 2014 Notes Indenture to Trustor, repayment of which is hereby secured, or any part thereof, or any amount paid out or advanced by Beneficiary or any Secured Party under the Financing Documents, be used directly or indirectly to pay off, discharge, or satisfy, in whole or in part, any prior or superior Lien or encumbrance upon the Trust Estate, or any part thereof, then, as additional security hereunder, Trustee, on behalf of Beneficiary, shall be subrogated to any and all rights, superior titles, Liens, and equities owned or claimed by any owner or holder of said outstanding Liens, charges, and indebtedness, however remote, regardless of whether said Liens, charges, and indebtedness are acquired by assignment or have been released of record by the holder thereof upon payment.

6.18 Joint and Several Liability. All obligations of Trustor hereunder, if more than one, are joint and several. Recourse for deficiency after sale hereunder may be had against the property of Trustor, without, however, creating a present or other Lien or charge thereon.

6.19 Homestead. Trustor hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Trust Estate as against the collection of the Obligations, or any part hereof.

6.20 Context. In this Deed of Trust, whenever the context so requires, the neuter includes the masculine and feminine, and the singular includes the plural, and vice versa.

6.21 Time. Time is of the essence of each and every term, covenant and condition hereof. Unless otherwise specified herein, any reference to “days” in this Deed of Trust shall be deemed to mean “calendar days.”

6.22 Interpretation. As used in this Deed of Trust unless the context clearly requires otherwise: The terms “herein” or “hereunder” and similar terms without reference to a particular section shall refer to the entire Deed of Trust and not just to the section in which such terms appear; the term “Lien” shall also mean a security interest, and the term “security interest” shall also mean a Lien.

6.23 Effect of NRS 107.030. To the extent not inconsistent herewith, the provisions of NRS 107.030 (1), (2) (in amounts as hereinabove provided for), (3), (4) (with interest at the default rate provided for under the Bank Credit Agreement), (5), (6), (7) (reasonable), (8) and (9) are included herein by reference and made part of this Deed of Trust.

6.24 Amendments. This Deed of Trust cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought and only as permitted by the provisions of the Bank Credit Agreement or the 2014 Notes Indenture, as applicable.

ARTICLE SEVEN

POWER OF ATTORNEY

7.1 Grant of Power. Subject to compliance with applicable Nevada Gaming Laws, Trustor irrevocably appoints Beneficiary and any successor thereto as its attorney-in-fact, with full power and authority, including the power of substitution, exercisable only during the continuance of an Event of Default to act for Trustor in its name, place and stead as hereinafter provided:

7.1.1 Possession and Completion. To take possession of the Site and the Project, remove all employees, contractors and agents of Trustor therefrom, complete or attempt to complete the work of construction, and market, sell or lease the Site and the Project.

7.1.2 Plans. To make such additions, changes and corrections in the current Plans and Specifications as may be necessary or desirable, in Beneficiary’s reasonable discretion, or as it deems proper to complete the Project.

7.1.3 Employment of Others. To employ such contractors, subcontractors, suppliers, architects, inspectors, consultants, property managers and other agents as Beneficiary, in its discretion, deems proper for the completion of the Project, for the protection or clearance of title to the Site or Personal Property, or for the protection of Beneficiary’s interests with respect thereto.

7.1.4 Security Guards. To employ watchmen to protect the Site and the Project from injury.

7.1.5 Compromise Claims. To pay, settle or compromise all bills and claims then existing or thereafter arising against Trustor, which Beneficiary, in its discretion, deems proper for the protection or clearance of title to the Site or Personal Property, or for the protection of Beneficiary’s interests with respect thereto.

7.1.6 Legal Proceedings. To prosecute and defend all actions and proceedings in connection with the Site or the Project.

7.2 Other Acts. To execute, acknowledge and deliver all other instruments and documents in the name of Trustor that are necessary or desirable, to exercise Trustor’s rights under all contracts concerning the Site or the Project, including, without limitation, under any Space Leases, and to do all other acts with respect to the Site or the Project that Trustor might do on its own behalf, as Beneficiary, in its reasonable discretion, deems proper.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Trustor has executed this Deed of Trust, Leasehold Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing as of the day and year first above written.

TRUSTOR:

WYNN LAS VEGAS, LLC,
a Nevada limited liability company,

By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

		By:	/s/ Marc H. Rubinstein
		Name:	Marc H. Rubinstein
		Title:	Senior Vice President

STATE OF NEVADA	)
	)	ss.
COUNTY OF CLARK	)

This instrument was acknowledged before me on December 10, 2004 by Marc H. Rubinstein    , the SVP & Secretary     of Wynn Resorts, Limited, the sole member of Wynn Resorts Holdings, LLC, the sole member of Wynn Las Vegas, LLC.

/s/ Pier Washington
(Signature of Notarial Officer)

Pier Washington
(Print Name of Notarial Officer)

SCHEDULE A

DESCRIPTION OF LAND

PARCEL I:

A PORTION OF LOT 1, RECORDED IN BOOK 100 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTH HALF (N1/2) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTERLINE INTERSECTION OF LAS VEGAS BOULEVARD AND SANDS AVENUE, AS DELINEATED IN BOOK 100 OF PLATS, AT PAGE 20, RECORDED IN THE CLARK COUNTY RECORDER’S OFFICE; THENCE ALONG THE “O” LINE OF SAID LAS VEGAS BOULEVARD, NORTH 28°14’29” EAST, 131.76 FEET TO A POINT; THENCE DEPARTING SAID “O” LINE, SOUTH 61°45’31” EAST, 59.00 FEET TO THE POINT OF BEGINNING AND BEING THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 30.00 FEET, FROM WHICH A RADIAL LINE BEARS NORTH 61°45’31” WEST; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 108°22’04” AN ARC LENGTH OF 56.74 FEET; THENCE SOUTH 80°07’35” EAST, 176.57 FEET TO THE BEGINNING OF A CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 666.86 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 08°30’07” AN ARC LENGTH OF 98.95 FEET TO A COMPOUND CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 100.50 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 22°09’48” AN ARC LENGTH OF 38.88 FEET TO A REVERSE CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 99.50 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 16°25’51” AN ARC LENGTH OF 28.53 FEET TO A REVERSE CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 655.86 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 20°08’43” AN ARC LENGTH OF 230.60 FEET TO A POINT OF NON-TANGENCY, TO WHICH A RADIAL LINE BEARS NORTH 44°15’12” EAST; THENCE SOUTH 42°47’30” EAST, 159.08 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 666.86 FEET, FROM WHICH A RADIAL LINE BEARS NORTH 58°02’09” EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 11°00’26” AN ARC LENGTH OF 128.11 FEET TO A COMPOUND CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 100.50 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 19°27’22” AN ARC LENGTH OF 34.13 FEET TO A REVERSE CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 99.50 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 19°04’49” AN ARC LENGTH OF 33.14 FEET; THENCE SOUTH

20°34’52” EAST, 100.00 FEET; THENCE SOUTH 19°20’21” EAST, 165.49 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 552.50 FEET, FROM WHICH A RADIAL LINE BEARS SOUTH 70°42’44” WEST; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 10°43’34” AN ARC LENGTH OF 103.43 FEET TO A POINT, TO WHICH A RADIAL LINE BEARS SOUTH 59°59’10” WEST; THENCE ON A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 550.00 FEET, FROM WHICH A RADIAL LINE BEARS SOUTH 58°37’02” WEST; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 38°02’35” AN ARC LENGTH OF 365.19 FEET TO THE SOUTHWEST CORNER OF PARCEL 2, ON FILE IN FILE 97 OF PARCEL MAPS, AT PAGE 23 AT THE OFFICE OF THE CLARK COUNTY RECORDER; THENCE ALONG THE BOUNDARY OF SAID PARCEL 2, NORTH 01°57’18” EAST, 122.50 FEET; THENCE SOUTH 88°02’42” EAST, 145.00 FEET; THENCE SOUTH 01°57’18” WEST, 140.96 FEET; THENCE DEPARTING SAID PARCEL 2 BOUNDARY, SOUTH 77°30’08” EAST, 32.17 FEET TO A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 25.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 11°14’58” AN ARC LENGTH OF 4.91 FEET; THENCE SOUTH 88°45’06” EAST, 3.48 FEET; THENCE NORTH 01°57’18” EAST, 15.02 FEET TO THE MOST WESTERLY SOUTHWEST CORNER OF DESERT INN COUNTRY CLUB ESTATES, RECORDED IN BOOK 3 OF PLATS, AT PAGE 36A, IN THE CLARK COUNTY RECORDER’S OFFICE; THENCE ALONG THE BOUNDARY OF SAID PLAT, CONTINUING NORTH 01°57’18” EAST, 124.98 FEET; THENCE SOUTH 88°10’59” EAST, 148.69 FEET; THENCE DEPARTING SAID PLAT BOUNDARY, NORTH 01°49’06” EAST, 429.97 FEET; THENCE NORTH 16°49’06” EAST, 1,387.66 FEET; THENCE NORTH 73°10’54” WEST, 1,129.23 FEET; THENCE NORTH 62°04’04” WEST, 212.71 FEET TO A POINT ON THE EAST RIGHT-OF-WAY OF LAS VEGAS BOULEVARD; THENCE ALONG SAID RIGHT-OF-WAY, SOUTH 27°55’56” WEST, 43.16 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 30.00 FEET, FROM WHICH A RADIAL LINE BEARS SOUTH 84°22’19” WEST; THENCE DEPARTING SAID RIGHT-OF-WAY LINE, SOUTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 65°59’29” AN ARC LENGTH OF 34.55 FEET TO A POINT FROM WHICH A RADIAL LINE BEARS NORTH 18°22’50” EAST; THENCE SOUTH 27°55’56” WEST, 26.44 FEET; THENCE SOUTH 62°04’04” EAST, 1.24 FEET; THENCE SOUTH 27°55’56” WEST, 26.44 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 30.00 FEET, FROM WHICH A RADIAL LINE BEARS NORTH 16°49’06” EAST; THENCE SOUTHWESTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 78°53’10” AN ARC LENGTH OF 41.30 FEET; THENCE SOUTH 27°55’56” WEST, 248.51 FEET; THENCE SOUTH 28°14’29” WEST, 65.29 FEET TO A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 30.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90°25’17” AN ARC LENGTH OF 47.34 FEET TO A POINT TO WHICH A RADIAL LINE BEARS SOUTH 27°49’12” WEST; THENCE SOUTH 28°14’29” WEST, 42.91 FEET; THENCE SOUTH 61°45’31” EAST, 3.52 FEET; THENCE SOUTH 28°14’29” WEST, 43.07 FEET TO A NON-TANGENT CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 35.00 FEET, FROM

WHICH A RADIAL LINE BEARS NORTH 27°49’12” EAST; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 89°34’43” AN ARC LENGTH OF 54.72 FEET; THENCE SOUTH 28°14’29” WEST, 449.91 FEET; THENCE SOUTH 26°36’17” WEST, 105.04 FEET; THENCE SOUTH 28°14’29” WEST, 150.74 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH LOT FIFTY-NINE (59) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, CLARK COUNTY, NEVADA RECORDS.

TOGETHER WITH THAT PORTION OF THE NORTHEAST (NE 1/4) QUARTER OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., LYING NORTHERLY OF SAID LOT FIFTY-NINE (59), BEING A UNIFORM STRIP OF LAND ELEVEN (11) FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FIFTY-NINE (59), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT (LOTS THIRTY-NINE (39) TO SIXTY (60), INCLUSIVE) RECORDED IN FILE 7, PAGE 6 OF REGISTERED PROFESSIONAL ENGINEERS SURVEYS, CLARK COUNTY, NEVADA RECORDS.

TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE, AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES, ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, CLARK COUNTY, NEVADA RECORDS, LYING IN FRONT OF AND ADJACENT TO THE ORIGINAL LOT FIFTY-NINE (59), AS CONVEYED TO DESERT INN OPERATING COMPANY, BY DEED FROM THE BOARD OF COUNTY COMMISSIONERS OF CLARK COUNTY, NEVADA, RECORDED APRIL 22, 1957 AS DOCUMENT NO. 104199 IN BOOK 126 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA RECORDS.

TOGETHER WITH LOT SIXTY (60) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, CLARK COUNTY, NEVADA RECORDS.

TOGETHER WITH THE FOLLOWING DESCRIBED PARCEL:

BEGINNING AT THE NORTHEAST CORNER (NE) OF LOT SIXTY (60) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF IN BOOK 3 OF PLATS, PAGES 36-36A ON FILE IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

THENCE NORTH 1°51’06” EAST, ALONG THE NORTHERLY PROLONGATION OF THE EAST LINE OF SAID LOT SIXTY (60) A DISTANCE OF 11.00 FEET TO A POINT;

THENCE NORTH 88°08’54” WEST, PARALLEL WITH THE NORTH LINE OF SAID LOT SIXTY (60) A DISTANCE OF 124.78 FEET TO POINT IN THE EAST LINE OF BURBANK STREET;

THENCE SOUTH 1°58’41” WEST, ALONG THE SAID EAST LINE OF BURBANK STREET, A DISTANCE OF 11.00 FEET TO THE NORTHWEST (NW) CORNER OF SAID LOT SIXTY (60);

THENCE SOUTH 88°08’54” EAST, ALONG THE NORTH LINE OF SAID LOT SIXTY (60), A DISTANCE OF 124.80 FEET TO THE POINT OF BEGINNING.

ALSO THAT PORTION OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES IN BOOK 3 OF PLATS, PAGE 36A ON FILE IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA, LYING IN FRONT OF AND ADJACENT TO THE ORIGINAL LOT SIXTY (60), AS CONVEYED TO DESERT INN OPERATING CO., BY DEED FROM THE BOARD OF CLARK COUNTY COMMISSIONERS OF CLARK COUNTY, RECORDED APRIL 22, 1957 AS DOCUMENT NO. 104199 IN BOOK 126 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THE FOLLOWING PARCELS:

PARCEL 1

A PORTION OF LOT 1, RECORDED IN BOOK 100 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTH HALF (N1/2) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTERLINE INTERSECTION OF KOVAL LANE AND SANDS AVENUE (EASTBOUND) AS DELINEATED IN BOOK 100 OF PLATS, AT PAGE 20, RECORDED IN THE CLARK COUNTY RECORDER’S OFFICE; THENCE ALONG THE CENTERLINE OF SAID KOVAL LANE, NORTH 00°26’54” WEST, 10.01 FEET TO THE CENTERLINE OF SANDS AVENUE (WESTBOUND); THENCE ALONG SAID SANDS CENTERLINE, NORTH 88°45’06” WEST, 112.09 FEET TO A POINT; THENCE DEPARTING SAID CENTERLINE, NORTH 01°14’54” EAST, 50.00 FEET TO A POINT ON THE NORTH RIGHT-OF-WAY OF SAID SANDS AVENUE AND THE POINT OF BEGINNING; THENCE ALONG THE NORTH RIGHT-OF-WAY OF SAID SANDS AVENUE, NORTH 88°45’06” WEST, 2.60 FEET TO A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 550.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 03°53’52” AN ARC LENGTH OF 37.42 FEET; THENCE DEPARTING SAID NORTH RIGHT-OF-WAY, NORTH 01°57’18” EAST, 9.48 FEET; THENCE SOUTH 77°30’08” EAST, 32.18 FEET TO A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 25.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 11°14’58” AN ARC LENGTH OF 4.91 FEET; THENCE SOUTH 88°45’06” EAST, 3.48 FEET; THENCE SOUTH 01°59’48” WEST, 3.99 FEET TO THE NORTH RIGHT-OF-WAY OF SAID SANDS AVENUE AND THE POINT OF BEGINNING.

PARCEL 2

A PORTION OF LOT 1, RECORDED IN BOOK 100 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTH HALF (N1/2) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTERLINE INTERSECTION OF LAS VEGAS BOULEVARD AND SANDS AVENUE, AS DELINEATED IN BOOK 100 OF PLATS, AT PAGE 20, RECORDED IN THE CLARK COUNTY RECORDER’S OFFICE; THENCE ALONG THE “O” LINE OF SAID LAS VEGAS BOULEVARD, NORTH 28°14’29” EAST, 131.76 FEET TO A POINT; THENCE DEPARTING SAID “O” LINE, SOUTH 61°45’31” EAST, 50.00 FEET TO A POINT ON THE EAST RIGHT-OF-WAY OF SAID LAS VEGAS BOULEVARD, AND THE POINT OF BEGINNING; THENCE DEPARTING SAID EAST RIGHT-OF-WAY, CONTINUING SOUTH 61°45’31” EAST, 9.00 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 30.00 FEET, FROM WHICH A RADIAL LINE BEARS NORTH 61°45’31” WEST; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 108°22’04” AN ARC LENGTH OF 56.74 FEET; THENCE SOUTH 80°07’35” EAST, 176.57 FEET TO THE BEGINNING OF A CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 666.86 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 08°30’07” AN ARC LENGTH OF 98.95 FEET TO A COMPOUND CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 100.50 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 22°09’48” AN ARC LENGTH OF 38.88 FEET TO A REVERSE CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 99.50 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 16°25’51” AN ARC LENGTH OF 28.53 FEET TO A REVERSE CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 655.86 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 20°08’43” AN ARC LENGTH OF 230.60 FEET TO A POINT OF NON-TANGENCY, TO WHICH A

RADIAL LINE BEARS NORTH 44°15’12” EAST; THENCE SOUTH 42°47’30” EAST, 159.08 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 666.86 FEET, FROM WHICH A RADIAL LINE BEARS NORTH 58°02’09” EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 11°00’26” AN ARC LENGTH OF 128.11 FEET TO A COMPOUND CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 100.50 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 19°27’22” AN ARC LENGTH OF 34.13 FEET TO A REVERSE CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 99.50 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 19°04’49” AN ARC LENGTH OF 33.14 FEET; THENCE SOUTH 20°34’52” EAST, 100.00 FEET; THENCE SOUTH 19°20’21” EAST, 165.49 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 552.50 FEET, FROM WHICH A RADIAL LINE BEARS SOUTH 70°42’44” WEST; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 10°43’16” AN ARC LENGTH OF 103.38 FEET TO A POINT ON THE NORTH RIGHT-OF-WAY OF SAID SANDS AVENUE, TO WHICH A RADIAL LINE BEARS SOUTH 58°37’22” WEST; THENCE ALONG THE NORTH RIGHT-OF-WAY OF SAID SANDS AVENUE THE FOLLOWING SIX (6) COURSES; (1) ON A CURVE, CONCAVE NORTHEASTERLY, THE BEGINNING OF WHICH BEARS SOUTH 59°59’28” WEST FROM ITS RADIUS POINT AND HAVING A RADIUS OF 550.00 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 10°47’46” AN ARC LENGTH OF 103.64 FEET; (2) THENCE NORTH 20°34’52” WEST, 327.06 FEET TO (3) A CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 649.86 FEET; THENCE NORTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 59°32’43” AN ARC LENGTH OF 675.37 FEET; (4) THENCE NORTH 80°07’35” WEST, 200.01 FEET TO (5) A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 24.00 FEET; THENCE NORTHWESTERLY AND NORTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 108°22’04” AN ARC LENGTH OF 45.39 FEET; THENCE (6) NORTH 28°14’29” EAST, 29.22 FEET TO THE POINT OF BEGINNING.

PARCEL 3

A PORTION OF LOT 1, RECORDED IN BOOK 100 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTHWEST QUARTER (NW1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE CENTERLINE INTERSECTION OF LAS VEGAS BOULEVARD AND SANDS AVENUE, AS DELINEATED IN BOOK 100 OF PLATS, AT PAGE 20, RECORDED IN THE CLARK COUNTY RECORDER’S OFFICE; THENCE ALONG THE “O” LINE OF SAID LAS VEGAS BOULEVARD, NORTH 28°14’29” EAST, 131.76 FEET TO A POINT; THENCE DEPARTING SAID “O” LINE, SOUTH 61°45’31” EAST, 50.00 FEET TO A POINT ON THE EAST RIGHT-OF-WAY OF SAID LAS VEGAS BOULEVARD, AND THE POINT OF BEGINNING; THENCE ALONG SAID EAST RIGHT-OF-WAY, NORTH 28°14’29” EAST, 131.53 FEET; THENCE SOUTH 89°37’10” WEST, 6.66 FEET; THENCE NORTH 27°56’29” EAST, 28.75 FEET; THENCE NORTH 89°37’10” EAST, 6.83 FEET; THENCE NORTH 28°14’29” EAST, 589.50 FEET; THENCE NORTH 61°45’31” WEST, 9.10 FEET; THENCE NORTH 27°56’29” EAST, 50.00 FEET; THENCE SOUTH 61°45’31” EAST, 9.36 FEET; THENCE NORTH 28°14’29” EAST, 122.03 FEET; THENCE NORTH 27°55’56” EAST, 343.81 FEET TO THE BEGINNING OF A NON-TANGENT

CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 30.00 FEET, FROM WHICH A RADIAL LINE BEARS SOUTH 84°22’19” WEST; THENCE SOUTHEASTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 65°59’29” AN ARC LENGTH OF 34.55 FEET TO A POINT FROM WHICH A RADIAL LINE BEARS NORTH 18°22’50” EAST; THENCE SOUTH 27°55’56” WEST, 26.44 FEET; THENCE SOUTH 62°04’04” EAST, 1.24 FEET; THENCE SOUTH 27°55’56” WEST, 26.44 FEET TO THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 30.00 FEET, FROM WHICH A RADIAL LINE BEARS NORTH 16°49’06” EAST; THENCE SOUTHWESTERLY ALONG SAID CURVE, THROUGH A CENTRAL ANGLE OF 78°53’10” AN ARC LENGTH OF 41.30 FEET; THENCE SOUTH 27°55’56” WEST, 248.51 FEET; THENCE SOUTH 28°14’29” WEST, 65.29 FEET TO A CURVE, CONCAVE NORTHEASTERLY, HAVING A RADIUS OF 30.00 FEET; THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 90°25’17” AN ARC LENGTH OF 47.34 FEET TO A POINT TO WHICH A RADIAL LINE BEARS SOUTH 27°49’12” WEST; THENCE SOUTH 28°14’29” WEST, 42.91 FEET; THENCE SOUTH 61°45’31” EAST, 3.52 FEET; THENCE SOUTH 28°14’29” WEST, 43.07 FEET TO A NON-TANGENT CURVE, CONCAVE SOUTHEASTERLY, HAVING A RADIUS OF 35.00 FEET, FROM WHICH A RADIAL LINE BEARS NORTH 27°49’12” EAST; THENCE SOUTHWESTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 89°34’43” AN ARC LENGTH OF 54.72 FEET; THENCE SOUTH 28°14’29” WEST, 449.91 FEET; THENCE SOUTH 26°36’17” WEST, 105.04 FEET; THENCE SOUTH 28°14’29” WEST, 150.74 FEET; THENCE NORTH 61°45’31” WEST, 9.00 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM SAID LAND AS CONVEYED TO CLARK COUNTY BY DEEDS RECORDED FEBRUARY 18, 2003 IN BOOK 20030218 AS DOCUMENT NOS. 00952 AND 00953 OF OFFICIAL RECORDS.

FURTHER EXCEPTING THEREFROM SAID LAND AS CONVEYED TO CLARK COUNTY BY DEED RECORDED MARCH 28, 2002 IN BOOK 20020328 AS DOCUMENT NO. 01295.

PARCEL III:

A PORTION OF LOT 1, RECORDED IN BOOK 100 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTH HALF (N1/2) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF LOT 1 OF THAT CERTAIN FINAL MAP ENTITLED “DESERT INN COUNTRY CLUB ESTATES” AS SHOWN IN BOOK 3, PAGE 36A OF PLATS, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA; THENCE ALONG THE WEST LINE OF SAID LOT 1, SOUTH 01°57’18” WEST, 145.02 FEET TO THE SOUTHWEST CORNER OF SAID LOT 1; THENCE ALONG SOUTHERLY LINES OF SAID “DESERT INN COUNTRY CLUB ESTATES” THE FOLLOWING FIVE (5) COURSES:

SOUTH 89°06’35” EAST, 127.39 FEET;

NORTH 81°48’10” EAST, 126.63 FEET;

SOUTH 89°06’35” EAST, 125.04 FEET;

SOUTH 80°01’20” EAST, 126.63 FEET;

SOUTH 89°06’35” EAST, 136.79 FEET;

THENCE DEPARTING SAID SOUTHERLY LINES, SOUTH 16°49’06” WEST, 528.56 FEET; THENCE NORTH 73°10’54” WEST, 1129.23 FEET; THENCE NORTH 62°04’04” WEST, 212.71 FEET TO A POINT ON THE EAST RIGHT-OF-WAY OF LAS VEGAS BOULEVARD SOUTH; THENCE ALONG SAID RIGHT-OF-WAY, NORTH 27°55’56” EAST, 892.41 FEET; THENCE CURVING TO THE RIGHT ALONG THE ARC OF A 25.00 FOOT RADIUS CURVE, CONCAVE SOUTHEASTERLY, THROUGH A CENTRAL ANGLE OF 94°39’24”, AN ARC LENGTH OF 41.30 FEET; THENCE SOUTH 57°24’40” EAST, 134.88 FEET; THENCE CURVING TO THE RIGHT ALONG THE ARC OF A 30.00 FOOT RADIUS CURVE, CONCAVE SOUTHWESTERLY, THROUGH A CENTRAL ANGLE OF 95°17’38”, AN ARC LENGTH OF 49.90 FEET; THENCE SOUTH 37°52’58” WEST, 86.65 FEET; THENCE NORTH 52°07’02” WEST, 1.50 FEET TO THE NORTHEAST CORNER OF THAT CERTAIN PARCEL OF LAND DESIGNATED AS EXHIBIT “D-1” AND DESCRIBED BY “QUITCLAIM DEED” RECORDED JANUARY 24, 2000, IN BOOK 20000124 OF OFFICIAL RECORDS AS INSTRUMENT NO. 01248; THENCE ALONG THE EAST LINE OF THE LAST DESCRIBED PARCEL OF LAND, SOUTH 37°52’58” WEST, 24.49 FEET; THENCE DEPARTING SAID EAST LINE, SOUTH 52º36’39” EAST, 172.63 FEET; THENCE SOUTH 52°07’02” EAST, 119.81 FEET; THENCE CURVING TO THE LEFT ALONG THE ARC OF A 1078.00 FOOT RADIUS CURVE, CONCAVE NORTHEASTERLY, THROUGH A CENTRAL ANGLE OF 06°47’11”, AN ARC LENGTH OF 127.68 FEET TO A POINT ON THE ORIGINAL SOUTHERLY RIGHT-OF-WAY LINE OF DESERT INN ROAD, TO WHICH A RADIAL LINE BEARS SOUTH 31°05’47” WEST; THENCE FROM A TANGENT BEARING SOUTH 15°06’30” EAST, CURVING TO THE LEFT ALONG THE ARC OF A 180.00 FOOT RADIUS CURVE OF SAID RIGHT-OF-WAY LINE, CONCAVE NORTHEASTERLY, THROUGH A CENTRAL ANGLE OF 46°44’07”, AN ARC LENGTH OF 146.82 FEET TO A POINT ON THE NORTH LINE OF LOT 2 OF

THE AFOREMENTIONED “DESERT INN COUNTRY CLUB ESTATES”, TO WHICH A RADIAL LINE BEARS SOUTH 28°09’23” WEST; THENCE ALONG THE NORTH LINES OF LOTS 1 AND 2 OF SAID “DESERT INN COUNTRY CLUB ESTATES, NORTH 89°06’35” WEST, 143.55 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH LOTS ONE (1) THROUGH SIX (6), INCLUSIVE, OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA, TOGETHER WITH THE SOUTH 20.00 FEET OF DESERT INN ROAD ABUTTING SAID LAND ON THE NORTH AS VACATED BY INSTRUMENT RECORDED DECEMBER 31, 1954, IN BOOK 34 AS DOCUMENT NO. 30077 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

EXCEPTING THEREFROM SAID LAND AS CONVEYED TO CLARK COUNTY BY DEED RECORDED FEBRUARY 20, 2003 IN BOOK 20030220 AS DOCUMENT NO. 01452 OF OFFICIAL RECORDS.

TOGETHER WITH SAID LAND ON THAT CERTAIN DEED RECORDED FEBRUARY 20, 2003 IN BOOK 20030220 AS DOCUMENT NOS. 01454 AND 01455 OF OFFICIAL RECORDS.

TOGETHER WITH SAID LAND ON THAT CERTAIN ORDER OF VACATION RECORDED AUGUST 16, 2004 IN BOOK 20040816 AS DOCUMENT NO. 0004183 OF OFFICIAL RECORDS.

SCHEDULE B

DESCRIPTION OF LEASED PREMISES

PARCEL IV:

LEGAL DESCRIPTION OF A PORTION OF GOLF COURSE LEASEHOLD PROPERTY

A PORTION OF LOT 1, RECORDED IN BOOK 100 OF PLATS, AT PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, LYING WITHIN THE NORTH HALF (N1/2) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHEAST CORNER OF LOT 1 OF BOOK 100 OF PLATS, PAGE 20, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA; THENCE ALONG THE BOUNDARY LINES OF SAID LOT 1 THE FOLLOWING TWELVE (12) COURSES;

SOUTH 00°51’51” WEST, 2010.71 FEET;

SOUTH 41°09’59” EAST, 192.03 FEET;

SOUTH 00°05’02” WEST, 172.90 FEET;

SOUTH 89°54’58” EAST, 5.00 FEET;

NORTH 45°05’02” EAST, 21.21 FEET;

SOUTH 00°05’02” WEST, 70.00 FEET;

NORTH 44°54’58” WEST, 21.21 FEET;

NORTH 89°54’58” WEST, 25.00 FEET TO THE BEGINNING OF A CURVE, CONCAVE TO THE NORTH AND HAVING A RADIUS OF 138.00 FEET;

WESTERLY ALONG SAID CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 36°06’02”, AN ARC LENGTH OF 86.95 FEET TO A POINT OF NON-TANGENCY, TO WHICH A RADIAL LINE BEARS SOUTH 36°11’04” WEST;

SOUTH 36°11’04” WEST, 27.56 FEET;

NORTH 01°49’10” EAST, 11.00 FEET;

NORTH 88°10’59” WEST, 2475.94 FEET;

THENCE DEPARTING BOUNDARY LINES OF SAID LOT 1, NORTH 01°49’06” EAST, 429.97 FEET; THENCE NORTH 16°49’06” EAST, 1916.22 FEET TO THE NORTHERLY LINE OF SAID LOT 1; THENCE ALONG THE NORTHERLY LINE OF SAID LOT 1 THE FOLLOWING THREE (3) COURSES;

SOUTH 89°06’35” EAST, 488.31 FEET;

NORTH 73°09’06” EAST, 131.27 FEET;

SOUTH 89°06’35” EAST, 1314.31 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH LOTS SEVENTY (70) THROUGH SEVENTY-SEVEN (77), INCLUSIVE, IN BLOCK ONE (1), AND LOTS SEVENTY-EIGHT (78) THROUGH EIGHTY-FOUR (84), INCLUSIVE, IN BLOCK TWO (2), OF “DESERT INN COUNTRY CLUB ESTATES UNIT NO. 2”, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 7 OF PLATS, PAGE 58 IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA,

AND

TOGETHER WITH LOT SEVEN (7) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THE SOUTH 20.00 FEET OF DESERT INN ROAD ABUTTING SAID LAND ON THE NORTH AS VACATED BY INSTRUMENT RECORDED DECEMBER 31, 1954, IN BOOK 34 AS DOCUMENT NO. 30077 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

AND

TOGETHER WITH LOT EIGHT (8) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF DESERT INN ROAD LYING ADJACENT TO SAID LOT AS VACATED AND ABANDONED BY THAT CERTAIN ORDER OF VACATION RECORDED DECEMBER 31, 1954, IN BOOK 34 OF OFFICIAL RECORDS AS DOCUMENT NO. 30077.

AND

TOGETHER WITH LOT NINE (9) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THE SOUTH 20.00 FEET OF DESERT INN ROAD ABUTTING SAID LAND ON THE NORTH AS VACATED BY INSTRUMENT RECORDED DECEMBER 31, 1954, IN BOOK 34 AS DOCUMENT NO. 30077 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

AND

TOGETHER WITH LOT TEN (10) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THE SOUTH TWENTY (20) FEET OF THE ORIGINAL DESERT INN ROAD LYING NORTH OF AND ADJACENT TO SAID LOT TEN (10) AS VACATED BY ORDER OF THE BOARD OF COUNTY COMMISSIONS OF CLARK COUNTY, NEVADA RECORDED DECEMBER 31, 1954 AS DOCUMENT NO. 30077, OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PROPERTY:

THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER (N 1/4) OF SAID SECTION 16, AND THENCE ALONG THE NORTH LINE OF THE NORTHEAST QUARTER (NE 1/4) OF SAID SECTION SOUTH 89°21’56” EAST, 1249.12 FEET; THENCE SOUTH 00°38’04” WEST 20.00 FEET TO THE NORTHEAST CORNER OF SAID PARCEL BEING THE TRUE POINT OF BEGINNING;

THENCE ALONG THE SOUTH RIGHT OF WAY LINE OF DESERT INN ROAD NORTH 89°21’56” WEST 25.00 FEET TO A POINT OF CURVATURE, THENCE ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 240.00 FEET THROUGH A CENTRAL ANGLE OF 21°19’40”, AN ARC LENGTH OF 89.34 FEET (CHORD SOUTH 79°58’14” WEST 88.82 FEET); THENCE ALONG A CURVE CONCAVE TO THE SOUTH HAVING A RADIUS OF 1358.00 FEET THROUGH A CENTRAL ANGLE OF 04°46’12”, AN ARC LENGTH OF 113.06 FEET (CHORD NORTH 84°05’45” EAST, 113.02 FEET) TO A POINT ON THE EAST LINE OF SAID PARCEL, THENCE ALONG SAID LINE NORTH 00°38’04” EAST, 3.57 FEET TO THE TRUE POINT OF BEGINNING, AS CONVEYED TO THE COUNTY OF CLARK FOR ROAD PURPOSES BY DEED RECORDED MAY 2, 1994, IN BOOK 940502, AS DOCUMENT NO. 00416 OF OFFICIAL RECORDS.

AND

TOGETHER WITH LOT ELEVEN (11) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE SOUTH TWENTY (20) FEET OF DESERT INN ROAD LYING NORTH OF AND ADJACENT TO SAID LOT ELEVEN (11) AS VACATED OR ORDER OF THE BOARD OF COUNTY COMMISSIONERS OF CLARK COUNTY, NEVADA, RECORDED DECEMBER 31, 1954, AS DOCUMENT NO. 30077 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

EXCEPTING THEREFROM THAT PORTION OF LAND AS CONVEYED TO THE COUNTY OF CLARK BY THAT GRANT, BARGAIN, SALE DEED RECORDED AUGUST 26, 1993 IN BOOK 930826 AS DOCUMENT NO. 00223 OF OFFICIAL RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTH QUARTER (N 1/4) CORNER OF SAID SECTION 16, AND THENCE ALONG THE NORTH LINE OF THE NORTHEAST QUARTER (NE 1/4) OF

SAID SECTION SOUTH 89°21’56” EAST 1249.11 FEET; THENCE SOUTH 00°38’04” WEST 20.00 FEET TO THE NORTHWEST (NW) CORNER OF SAID PARCEL BEING THE TRUE POINT OF BEGINNING:

THENCE ALONG THE SOUTH RIGHT-OF-WAY LINE OF DESERT INN ROAD SOUTH 89°21’56” EAST 98.36 FEET TO A POINT ON A CURVE CONCAVE TO THE SOUTH HAVING A RADIUS OF 1358.00 THROUGH A CENTRAL ANGLE OF 04°19’13” AN ARC LENGTH OF 98.45 FEET (CHORD SOUTH 88°33’27” WEST 98.42 FEET) TO A POINT ON THE WEST LINE OF SAID PARCEL, THENCE ALONG SAID LINE NORTH 00°38’04” EAST 3.57 FEET TO THE TRUE POINT OF BEGINNING.

AND

TOGETHER WITH LOT TWELVE (12) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE SOUTH TWENTY (20) FEET OF DESERT INN ROAD (NOW VACATED) LYING IN FRONT OF AND ADJACENT TO SAID LOT TWELVE (12) AS VACATED BY THAT ORDER OF THE BOARD OF COUNTY COMMISSIONERS OF CLARK COUNTY, NEVADA, RECORDED DECEMBER 31, 1954 AS DOCUMENT NO. 30077 IN BOOK 34 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

AND

TOGETHER WITH LOT THIRTEEN (13) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE SOUTH TWENTY (20) FEET OF DESERT INN ROAD LYING IN FRONT OF AND ADJACENT TO SAID LOT THIRTEEN (13) AS VACATED BY THAT ORDER OF THE BOARD OF COUNTY COMMISSIONERS OF CLARK COUNTY, NEVADA, RECORDED DECEMBER 31, 1954 AS DOCUMENT NO. 30077 IN BOOK 34 OF OFFICIAL RECORDS, OF CLARK COUNTY, NEVADA.

AND

TOGETHER WITH ALL OF LOT FOURTEEN (14), DESERT INN COUNTRY CLUB ESTATES, RECORDED IN BOOK 3 AT PAGES 36-36A OF PLATS, TOGETHER WITH THAT PORTION OF THE SOUTH TWENTY (20) FEET OF DESERT INN ROAD LYING NORTH OF AND ADJACENT TO SAID LOT FOURTEEN (14) PER ORDER OF VACATION RECORDED IN BOOK NO. 34 AS DOCUMENT NO. 30077, OFFICIAL RECORDS AS CLARK COUNTY, NEVADA, TOGETHER WITH THOSE PORTIONS OF LOT FIFTEEN (15) AS DESCRIBED HEREIN. SAVE AND EXCEPT THOSE PORTIONS

OF LOT 14 AS DESCRIBED HEREIN, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 16; THENCE NORTH 89°06’04” WEST ALONG THE NORTH LINE OF SAID SECTION 16 A DISTANCE OF 980.75 FEET; THENCE SOUTH 00°53’56” WEST A DISTANCE OF 20.00 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF DESERT INN ROAD FOR THE TRUE POINT OF BEGINNING AND THE NORTHEAST CORNER OF THIS TRACT; THENCE CONTINUING SOUTH 00°53’56” WEST A DISTANCE OF 20.00 FEET TO A POINT ON THE NORTH LINE OF SAID DESERT INN COUNTRY CLUB ESTATES, SAME BEING THE NORTHEAST CORNER OF SAID LOT FOURTEEN (14); THENCE CONTINUING SOUTH 00°53’56” WEST A DISTANCE OF 28.34 FEET; THENCE SOUTH 00°16’37” EAST A DISTANCE OF 15.10 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT, HAVING A RADIUS OF 16.96 FEET, THE RADIAL OF WHICH BEARS SOUTH 87°27’44” WEST; THENCE ALONG SAID CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 38°47’46” AN ARC DISTANCE OF 11.48 FEET; THENCE SOUTH 03°18’55” WEST A DISTANCE OF 13.26 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 21.87 FEET, THE RADIAL OF WHICH BEARS NORTH 77°24’58” EAST; THENCE ALONG SAID CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 21°19’55” AN ARC DISTANCE OF 8.14 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 6.92 FEET, THE RADIAL OF WHICH BEARS SOUTH 62°13’27” WEST;

THENCE ALONG SAID CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 44°31’40” AN ARC DISTANCE OF 5.38 FEET; THENCE SOUTH 24°03’54” WEST A DISTANCE OF 5.39 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 10.02 FEET, THE RADIAL OF WHICH BEARS SOUTH 65°05’52” EAST; THENCE ALONG SAID CURVE LEFT THROUGH A CENTRAL ANGLE OF 45°27’25” AN ARC DISTANCE OF 7.95 FEET; THENCE SOUTH 19°57’57” EAST A DISTANCE OF 9.87 FEET; THENCE SOUTH 10°10’25” WEST A DISTANCE OF 7.67 FEET THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 71.68 FEET, THE RADIAL OF WHICH BEARS SOUTH 87°52’28” EAST; THENCE ALONG SAID CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 04°34’24” AN ARC DISTANCE OF 5.72 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT, HAVING A RADIUS OF 8.56 FEET, THE RADIAL OF WHICH BEARS SOUTH 86°46’15” WEST; THENCE ALONG SAID CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 48°41’49” AN ARC DISTANCE OF 7.28 FEET; THENCE SOUTH 46°49’31” EAST A DISTANCE OF 2.43 FEET TO A POINT ON THE EAST LINE OF SAID LOT 14; THENCE SOUTH 00°53’56” WEST ALONG SAID EAST LINE OF LOT 14 A DISTANCE OF 1.42 FEET TO THE SOUTHEAST CORNER OF SAID LOT 14 FOR THE SOUTHEAST CORNER OF THIS TRACT; THENCE NORTH 89°06’04” WEST A DISTANCE OF 125.02 FEET TO THE SOUTHWEST CORNER OF SAID LOT 14 FOR THE SOUTHWEST CORNER OF THIS TRACT; THENCE NORTH 00°53’56” EAST ALONG THE WEST LINE OF SAID LOT 14 A DISTANCE OF 125.00 FEET TO A POINT ON THE NORTH LINE OF SAID DESERT INN COUNTRY CLUB ESTATES, SAME BEING THE

NORTHWEST CORNER OF SAID LOT 14; THENCE CONTINUING NORTH 00°53’56” EAST A DISTANCE OF 20.00 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF SAID DESERT INN ROAD FOR THE NORTHWEST CORNER OF THIS TRACT; THENCE SOUTH 89°06’04” EAST ALONG THE SAID SOUTH RIGHT-OF-WAY LINE A DISTANCE OF 125.02 FEET TO THE TRUE POINT OF BEGINNING.

AND

TOGETHER WITH ALL OF LOT FIFTEEN (15), DESERT INN COUNTRY CLUB ESTATES, RECORDED IN BOOK 3 AT PAGES 36-36A OF PLATS, TOGETHER WITH THAT PORTION OF THE SOUTH TWENTY (20) FEET OF DESERT INN ROAD LYING NORTH OF AND ADJACENT TO SAID LOT FIFTEEN (15) AS PER ORDER OF VACATION RECORDED IN BOOK 34 AS DOCUMENT NO. 30077, OFFICIAL RECORDS OF CLARK COUNTY, NEVADA, TOGETHER WITH THOSE PORTIONS OF LOT FOURTEEN (14) AS DESCRIBED HEREON, AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING AT THE NORTHEAST (NE) CORNER OF SAID SECTION 16; THENCE NORTH 89°06’04” WEST ALONG THE NORTH LINE OF SAID SECTION 16 A DISTANCE OF 855.73 FEET; THENCE SOUTH 00°53’56” WEST A DISTANCE OF 20.00 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF DESERT INN ROAD FOR THE TRUE POINT OF BEGINNING AND THE NORTHEAST (NE) CORNER OF THIS TRACT; THENCE CONTINUING SOUTH 00°53’56” WEST A DISTANCE OF 20.00 FEET TO A POINT ON THE NORTH LINE OF SAID DESERT INN COUNTRY CLUB ESTATES, SAME BEING THE NORTHEAST (NE) CORNER OF SAID LOT FIFTEEN (15); THENCE CONTINUING SOUTH 00°53’56” WEST ALONG THE EAST LINE OF SAID LOT FIFTEEN (15) A DISTANCE OF 125.00 FEET TO THE SOUTHEAST (SE) CORNER OF SAID LOT FIFTEEN (15) FOR THE SOUTHEAST (SE) CORNER OF THIS TRACT; THENCE NORTH 89°06’04” WEST A DISTANCE OF 125.02 FEET TO THE SOUTHWEST (SW) CORNER OF SAID LOT FIFTEEN (15) FOR THE SOUTHWEST (SW) CORNER OF THIS TRACT; THENCE NORTH 00°53’56” EAST ALONG THE WEST LINE OF SAID LOT FIFTEEN (15) A DISTANCE OF 1.42 FEET; THENCE NORTH 46°49’31” WEST A DISTANCE OF 2.43 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 8.56 FEET, THE RADIAL OF WHICH BEARS NORTH 44°31’56” WEST; THENCE ALONG SAID CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 48°41’49”, AN ARC DISTANCE OF 7.28 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT, HAVING A RADIUS OF 71.68 FEET, THE RADIAL OF WHICH BEARS NORTH 87°33’05” EAST; THENCE ALONG SAID CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 04°34’24”, AN ARC DISTANCE OF 5.72 FEET; THENCE NORTH 10°10’25” EAST A DISTANCE OF 7.67 FEET; THENCE NORTH 19°57’57” WEST A DISTANCE OF 9.87 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT, HAVING A RADIUS OF 10.02 FEET, THE RADIAL OF WHICH BEARS NORTH 69°26’44” EAST; THENCE ALONG SAID CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 45°27’25”, AN ARC DISTANCE OF 7.95 FEET; THENCE NORTH 24°03’54” EAST A DISTANCE OF 5.39 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 6.92 FEET, THE RADIAL OF WHICH BEARS NORTH 73°14’53” WEST;

THENCE ALONG SAID CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 44°31’40”, AN ARC DISTANCE OF 5.38 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT, HAVING A RADIUS OF 21.87 FEET, THE RADIAL OF WHICH BEARS NORTH 56°05’03” EAST; THENCE ALONG SAID CURVE TO THE RIGHT, THROUGH A CENTRAL ANGLE OF 21°19’55”, AN ARC DISTANCE OF 8.14 FEET; THENCE NORTH 03°18’55” EAST A DISTANCE OF 13.26 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT, HAVING A RADIUS OF 16.96 FEET, THE RADIAL OF WHICH BEARS NORTH 53°44’30” WEST; THENCE ALONG SAID CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 38°47’46”, AN ARC DISTANCE OF 11.48 FEET; THENCE NORTH 00°16’37” WEST A DISTANCE OF 15.10 FEET TO A POINT ON THE WEST LINE OF SAID LOT FIFTEEN (15); THENCE NORTH 00°53’56” EAST ALONG THE WEST LINE OF SAID LOT FIFTEEN (15) A DISTANCE OF 28.34 FEET TO THE NORTHWEST (NW) CORNER OF SAID LOT FIFTEEN (15); THENCE CONTINUING NORTH 00°53’56” EAST A DISTANCE OF 20.00 FEET TO A POINT ON THE SOUTH RIGHT-OF-WAY LINE OF DESERT INN ROAD FOR THE NORTHWEST (NW) CORNER OF THIS TRACT; THENCE SOUTH 89°06’04” EAST ALONG SAID SOUTH RIGHT-OF-WAY LINE A DISTANCE OF 125.02 FEET TO THE TRUE POINT OF BEGINNING.

AND

TOGETHER WITH LOT SIXTEEN (16) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH THE SOUTH 20.00 FEET OF DESERT INN ROAD ABUTTING SAID LAND ON THE NORTH AS VACATED BY INSTRUMENT RECORDED DECEMBER 31, 1954, IN BOOK 34 AS DOCUMENT NO. 30077 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

AND

TOGETHER WITH LOT SEVENTEEN (17) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE SOUTH TWENTY (20) FEET OF DESERT INN ROAD, LYING IN THE FRONT OF AND ADJACENT TO SAID LOT NO. 17, AS VACATED BY ORDER OF THE BOARD OF COUNTY COMMISSIONERS OF CLARK COUNTY, NEVADA, RECORDED DECEMBER 31, 1954 AS DOCUMENT NO. 30077 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

AND

TOGETHER WITH LOT EIGHTEEN (18) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE SOUTH TWENTY (20) FEET OF DESERT INN ROAD, LYING NORTH (IN FRONT) OF AND ADJACENT TO SAID LOT NO. EIGHTEEN (18), AS VACATED BY ORDER OF THE BOARD OF COUNTY COMMISSIONERS OF CLARK COUNTY, NEVADA, RECORDED DECEMBER 31, 1954 AS DOCUMENT NO. 30077 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

EXCEPTING THEREFROM THAT PORTION AS CONVEYED TO THE COUNTY OF CLARK BY DEED RECORDED MARCH 4, 1994 IN BOOK 940304 AS DOCUMENT NO. 00314 OF OFFICIAL RECORDS CLARK COUNTY, NEVADA.

AND

TOGETHER WITH LOT TWENTY-ONE (21) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER CLARK COUNTY, NEVADA.

EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO THE COUNTY OF CLARK BY DEED OF DEDICATION RECORDED APRIL 18, 2001 IN BOOK 20010418 AS DOCUMENT NO. 02067, OF OFFICIAL RECORDS.

AND

TOGETHER WITH THAT PORTION OF LOT TWENTY-TWO (22) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA, DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST (SE) CORNER OF SAID LOT TWENTY-TWO (22); THENCE NORTH 0°51’50” EAST ALONG THE EAST LINE OF SAID LOT TWENTY-TWO (22) A DISTANCE OF 50.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE NORTH 89°08’10” WEST A DISTANCE OF 125.00 FEET TO A POINT ON THE WEST LINE OF SAID LOT TWENTY-TWO (22); THENCE NORTH 0°51’50” EAST A DISTANCE OF 39.30 FEET TO THE NORTHWEST (NW) CORNER OF SAID LOT TWENTY-TWO (22); THENCE NORTH 45°52’53” EAST A DISTANCE OF 166.12 FEET TO THE MOST NORTHERLY CORNER OF SAID LOT TWENTY-TWO (22); THENCE SOUTH 44°07’07” EAST A DISTANCE OF 10.61 FEET TO A POINT; THENCE SOUTH 0°51’50” WEST A DISTANCE OF 148.23 FEET TO THE TRUE POINT OF BEGINNING.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF THE NORTHEAST QUARTER OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST (NW) CORNER OF LOT TWENTY-TWO (22) IN DESERT INN COUNTRY CLUB ESTATES AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36 AND 36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA, THENCE SOUTH 0°51’50” WEST ALONG THE WEST LINE OF SAID TWENTY-TWO (22) A DISTANCE OF 38.30 FEET TO A POINT; THENCE NORTH 89°08’10” WEST A DISTANCE OF 20.00 FEET TO A POINT; THENCE NORTH 0°51’50” EAST A DISTANCE OF 38.34 FEET TO A POINT; THENCE SOUTH 89°06’04” EAST A DISTANCE OF 20.00 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION CONVEYED TO THE COUNTY OF CLARK BY DEED OF DEDICATION RECORDED APRIL 18, 2001 IN BOOK 20010418 AS DOCUMENT NO. 02067, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

AND

TOGETHER WITH ALL OF ORIGINAL LOT TWENTY-THREE (23) AND THE SOUTH 50 FEET OF LOT TWENTY-TWO (22), DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36A, CLARK COUNTY, NEVADA RECORDS, TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., NEVADA, BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT TWENTY-THREE (23) AND THE SOUTH 50 FEET OF LOT TWENTY-TWO (22), AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY MAP RECORDED IN FILE 4 OF SURVEYS, PAGE 25, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

AND

TOGETHER WITH LOT TWENTY-FOUR (24) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) IN SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., NEVADA, LYING WESTERLY OF SAID LOT TWENTY-FOUR (24) BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT TWENTY-FOUR (24) AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY MAP.

AND

TOGETHER WITH LOT TWENTY-FIVE (25) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) IN SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., LYING WESTERLY OF SAID LOT TWENTY-FIVE (25) AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY MAP, RECORDED FEBRUARY 15, 1955 IN BOOK 41 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS, AS DOCUMENT NO. 35415 ON FILE IN FILE 4 OF RECORD OF SURVEYS, PAGE 25, CLARK COUNTY, NEVADA RECORDS.

AND

TOGETHER WITH ORIGINAL LOT TWENTY-SIX (26) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36 AND 36A, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B.&M., LYING WEST ON SAID LOT TWENTY-SIX (26) BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT TWENTY-SIX (26) AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY MAP RECORDED IN FILE 4 OF SURVEYS, PAGE 25, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

AND

TOGETHER WITH ALL OF ORIGINAL LOT TWENTY-SEVEN (27) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36A, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., LYING WESTERLY OF SAID LOT TWENTY-SEVEN (27), BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT TWENTY-SEVEN (27) AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY RECORDED IN FILE 4 OF SURVEYS, PAGE 25, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

AND

TOGETHER WITH LOT TWENTY-EIGHT (28) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) IN SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., NEVADA, LYING WESTERLY OF SAID LOT TWENTY-EIGHT (28) BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT TWENTY-EIGHT (28) AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY MAP.

AND

TOGETHER WITH LOT TWENTY-NINE (29) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) IN SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., NEVADA, LYING WESTERLY OF SAID LOT TWENTY-NINE (29), BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT TWENTY-NINE (29), AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY MAP.

AND

TOGETHER WITH LOT THIRTY (30) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) IN SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., LYING WESTERLY OF SAID LOT THIRTY (30) BEING A UNIFORM STRIP OF LAND

TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT THIRTY (30) AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY MAP, RECORDED IN FILE 4, PAGE 25, OFFICIAL RECORDS.

AND

TOGETHER WITH LOT THIRTY-ONE (31) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) IN SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M. NEVADA, LYING WESTERLY OF SAID LOT THIRTY-ONE (31) BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT THIRTY-ONE (31), AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY MAP.

AND

TOGETHER WITH ALL OF ORIGINAL LOT THIRTY-TWO (32) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36-A, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B.&M., LYING WESTERLY OF SAID LOT THIRTY-TWO (32), BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT THIRTY-TWO (32) AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY RECORDED IN FILE 4 OF SURVEYS, PAGE 25, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

AND

TOGETHER WITH LOT THIRTY-THREE (33) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH THAT CERTAIN PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., NEVADA LYING WESTERLY OF SAID LOT THIRTY-THREE (33) BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT THIRTY-THREE (33) AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY MAP RECORDED FEBRUARY 15, 1955 IN FILE 4 AT PAGE 25, IN THE OFFICE OF THE COUNTY RECORDER.

AND

TOGETHER WITH LOT THIRTY-FOUR (34) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) IN SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., NEVADA, LYING WESTERLY OF SAID LOT THIRTY-FOUR (34), BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT THIRTY-FOUR (34), AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY MAP.

AND

TOGETHER WITH LOT THIRTY-FIVE (35) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, CLARK COUNTY, NEVADA RECORDS, TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., LYING WESTERLY OF SAID LOT NO. THIRTY-FIVE (35) BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT NO. THIRTY-FIVE (35) AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY MAP RECORDED IN FILE 4 AT PAGE 25, IN THE OFFICE OF THE COUNTY RECORDER.

AND

TOGETHER WITH ALL OF ORIGINAL LOT THIRTY-SIX (36) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36A, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B.&M., LYING WESTERLY OF SAID LOT THIRTY-SIX (36), BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT THIRTY-SIX (36) AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY RECORDED IN FILE 4 OF SURVEYS, PAGE 25, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

AND

TOGETHER WITH ORIGINAL LOT THIRTY-SEVEN (37) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36A, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B.&M., LYING WESTERLY OF SAID LOT THIRTY-SEVEN (37), BEING A UNIFORM STRIP OF LAND TWENTY (20) FEET IN WIDTH AND ADJACENT TO THE WEST LINE OF SAID LOT THIRTY-SEVEN (37) AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY MAP RECORDED IN FILE 4 OF SURVEYS, PAGE 25, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

AND

TOGETHER WITH ORIGINAL LOT THIRTY-EIGHT (38) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36 A, CLARK COUNTY, NEVADA RECORDS; TOGETHER WITH THAT PORTION OF

THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, MOUNT DIABLO MERIDIAN NEVADA, LYING WESTERLY AND ADJACENT TO SAID LOT #38, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF THE SAID ORIGINAL LOT #38; THENCE NORTH 89°53’40” WEST BEING THE WESTERLY PROLONGATION OF THE NORTH LINE OF SAID LOT #38, A DISTANCE OF 20 FEET TO A POINT; THENCE SOUTH 0°51’50” WEST PARALLEL WITH THE WEST LINE OF THE SAID ORIGINAL LOT #38 A DISTANCE OF 44.89 FEET TO ITS INTERSECTION WITH THE NORTHWESTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF SAID LOT #38; THENCE SOUTH 41°10’00” EAST ALONG THE LAST MENTIONED SOUTHWESTERLY LINE A DISTANCE OF 29.87 FEET TO THE SOUTHWEST CORNER OF SAID ORIGINAL LOT #38; THENCE NORTH 0°51’30” EAST ALONG THE WEST LINE OF SAID ORIGINAL LOT #38 A DISTANCE OF 67.34 FEET TO THE POINT OF BEGINNING; AND MORE PARTICULARLY DELINEATED ON RECORD OF SURVEY MAP RECORDED FEBRUARY 15, 1955 IN BOOK 41 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS, AS DOCUMENT NO. 35415 ON FILE IN FILE 4 OF RECORD OF SURVEYS, PAGE 25, CLARK COUNTY, NEVADA RECORDS.

AND

TOGETHER WITH LOT THIRTY-NINE (39) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36 AND 36A, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGE 36 AND 36A, CLARK COUNTY, NEVADA, RECORDS, LYING IN FRONT OF AND ADJACENT TO THE ORIGINAL LOT 39, AS CONVEYED TO DESERT INN OPERATION CO. BY DEED FROM THE BOARD OF CLARK COUNTY COMMISSIONERS OF CLARK COUNTY, RECORDED APRIL 22, 1957, AS DOCUMENT NO. 104199 IN BOOK 126 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA, TO BE USED FOR THE CONSTRUCTION OF CURBS, GUTTERS, SIDEWALKS, SERVICE ROAD, DECORATING FENCES AND LANDSCAPING PURPOSES ONLY.

AND

TOGETHER WITH ALL OF ORIGINAL LOT FORTY (40) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36A, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., LYING NORTHERLY OF SAID LOT NO. 40, BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT

TO THE NORTH LINE OF SAID LOT NO. 40 AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLATS, (LOTS 39-60 INCLUSIVE) RECORDED IN FILE NO. 7, PAGE 6, OF REGISTERED PROFESSIONAL ENGINEERS SURVEYS, CLARK COUNTY, NEVADA RECORDS.

TOGETHER WITH THE PORTION OF THE NORTHERLY 9 FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGE 36 AND 36A, CLARK COUNTY, NEVADA, RECORDS, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT NO. 40.

AND

TOGETHER WITH LOT FORTY-ONE (41) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, LYING NORTHERLY OF SAID LOT FORTY ONE (41) BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FORTY-ONE (41), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT RECORDED IN FILE 7 OF RECORD OF SURVEYS, PAGE 6, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT FORTY-ONE (41).

AND

TOGETHER WITH LOT FORTY-TWO (42) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, LYING NORTHERLY OF SAID LOT FORTY-TWO (42), BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FORTY-TWO (42), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT RECORDED IN FILE 7 OF RECORD OF SURVEYS, PAGE 6, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

TOGETHER WITH THE PORTION OF THAT NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT FORTY TWO (42).

AND

TOGETHER WITH ALL OF ORIGINAL LOT FORTY-THREE (43) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36 AND 36A, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., LYING NORTHERLY OF SAID LOT 43, BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT 43 MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT, (LOTS 39-60 INCLUSIVE) RECORDED IN FILE NO. 7, PAGE 6, REGISTERED PROFESSIONAL ENGINEERS SURVEYS, CLARK COUNTY, NEVADA RECORDS.

TOGETHER WITH THE PORTION OF THE NORTHERLY 9 FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGE 36 AND 36A, CLARK COUNTY, NEVADA, RECORDS, LYING THE FRONT OF AND ADJACENT TO THE ORIGINAL LOT NO. 43.

AND

TOGETHER WITH LOT FORTY-FOUR (44) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, CLARK COUNTY, NEVADA, RECORDS, TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., LYING NORTHERLY OF SAID LOT 44, BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT 44 AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT, (LOTS 39-60 INCLUSIVE), RECORDED IN FILE NO. 7, PAGE 6, OF REGISTERED PROFESSIONAL ENGINEERS SURVEYS, CLARK COUNTY, NEVADA RECORDS.

ALSO THAT PORTION OF THE NORTHERLY 9 FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, CLARK COUNTY, NEVADA RECORDS LYING IN FRONT OF AND ADJACENT TO THE ORIGINAL LOT NO. 44, AS CONVEYED TO DESERT INN OPERATING COMPANY BY DEED FROM THE BOARD OF COUNTY COMMISSIONERS OF CLARK COUNTY, NEVADA, RECORDED APRIL 22, 1957 AS DOCUMENT NO. 104199 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS, TO BE USED BY SAID GRANTEES SOLEY FOR THE CONSTRUCTION OF CURBS, GUTTERS, SIDEWALKS, SERVICE ROADS, DECORATING FENCES AND LANDSCAPING PURPOSES, AND FOR NO OTHER PURPOSE OR PURPOSES WHATSOEVER.

AND

TOGETHER WITH LOT FORTY-FIVE (45) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, CLARK COUNTY, NEVADA RECORDS, TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., LYING NORTHERLY OF SAID LOT 45, BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT 45 AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT (LOTS 39 TO 60 INCLUSIVE) RECORDED IN FILE NO. 7, PAGE 6, OF REGISTERED PROFESSIONAL ENGINEERS SURVEYS, CLARK COUNTY, NEVADA RECORDS.

ALSO THAT PORTION OF THE NORTHERLY 9 FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, CLARK COUNTY, NEVADA RECORDS, LYING IN FRONT OF AND ADJACENT TO THE ORIGINAL LOT 45, AS CONVEYED TO DESERT INN OPERATING COMPANY BY DEED FROM THE BOARD OF COMMISSIONERS OF CLARK COUNTY, NEVADA, RECORDED APRIL 22, 1957 AS DOCUMENT NO. 104199 OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA RECORDS, TO BE USED BY SAID GRANTEES SOLEY FOR THE CONSTRUCTION OF CURBS, GUTTERS, SIDEWALKS, SERVICE ROADS, DECORATING FENCES AND LANDSCAPING PURPOSES, AND FOR NO OTHER PURPOSE OR PURPOSES WHATSOEVER.

AND

TOGETHER WITH LOT FORTY-SIX (46) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, LYING NORTHERLY OF SAID LOT FORTY-SIX (46) BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FORTY-SIX (46), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT RECORDED IN FILE 7 OF RECORD OF SURVEYS, PAGE 6, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO TOGETHER WITH THE PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT FORTY-SIX (46).

AND

TOGETHER LOT FORTY-SEVEN (47) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, LYING NORTHERLY OF SAID LOT FORTY-SEVEN (47) BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FORTY (47), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT RECORDED IN FILE 7 OF RECORD OF SURVEYS, PAGE 6, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT FORTY-SEVEN (47).

AND

TOGETHER WITH ALL OF ORIGINAL LOT NO. FORTY-EIGHT (48) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36A, CLARK COUNTY, NEVADA RECORDS.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.B. & M., NEVADA, LYING NORTHERLY OF SAID LOT FORTY-EIGHT (48), BEING A UNIFORM STRIP OF LAND ELEVEN (11) FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FORTY-EIGHT (48), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT (LOTS THIRTY-NINE (39) TO SIXTY (60), INCLUSIVE) RECORDED IN FILE NO. 7, PAGE 6 OF REGISTERED PROFESSIONAL ENGINEERS SURVEYS, CLARK COUNTY, NEVADA RECORDS.

ALSO THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36 AND 36A, CLARK COUNTY, NEVADA, RECORDS, LYING IN FRONT OF AND ADJACENT TO THE ORIGINAL LOT FORTY-EIGHT (48), AS CONVEYED TO DESERT INN OPERATING COMPANY, BY DEED FROM THE BOARD OF COUNTY COMMISSIONERS OF CLARK COUNTY, NEVADA, RECORDED APRIL 22, 1957 AS DOCUMENT NO. 104199 IN BOOK 126 OF OFFICIAL RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA RECORDS.

AND

TOGETHER WITH LOT FORTY-NINE (49) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36 AND 36A, IN THE OFFICE OF THE COUNTY RECORDER OF CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, LYING NORTHERLY OF SAID LOT FORTY-NINE (49), BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FORTY-NINE (49), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT RECORDED IN FILE 7 OF RECORD OF SURVEYS, PAGE 6, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT FORTY-NINE (49).

AND

TOGETHER WITH LOT FIFTY (50) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M.,CLARK COUNTY, NEVADA, LYING NORTHERLY OF SAID LOT FIFTY (50), BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FIFTY (50), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT RECORDED IN FILE NO. 7 OF RECORD OF SURVEYS, PAGE 6, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT FIFTY (50).

AND

TOGETHER WITH LOT FIFTY-ONE (51) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, LYING NORTHERLY OF SAID LOT FIFTY-ONE (51) BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT

FIFTY-ONE (51), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT RECORDED IN FILE NO. 7 OF RECORD OF SURVEYS, PAGE 6, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT FIFTY-ONE (51).

AND

TOGETHER WITH LOT FIFTY-TWO (52) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, LYING NORTHERLY OF SAID LOT FIFTY-TWO (52) BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FIFTY-TWO (52), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT RECORDED IN FILE 7 OF RECORD OF SURVEYS, PAGE 6, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT FIFTY-TWO (52).

AND

TOGETHER WITH LOT FIFTY (53) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, LYING NORTHERLY OF SAID LOT FIFTY-THREE (53) BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FIFTY-THREE (53), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT RECORDED IN FILE NO. 7 OF RECORD OF SURVEYS, PAGE 6, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT FIFTY-THREE (53).

AND

TOGETHER WITH LOT FIFTY-FOUR (54) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, LYING NORTHERLY OF SAID LOT FIFTY-FOUR (54) BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FIFTY-FOUR (54), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT RECORDED IN FILE 7 OF RECORD OF SURVEYS, PAGE 6, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT FIFTY-FOUR (54).

AND

TOGETHER WITH LOT FIFTY-FIVE (55) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, LYING NORTHERLY OF SAID LOT FIFTY-FIVE (55) BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FIFTY-FIVE (55), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT RECORDED IN FILE 7 OF RECORD OF SURVEYS, PAGE 6, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT FIFTY-FIVE (55).

AND

TOGETHER WITH LOT FIFTY-SIX (56) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, IN THE OFFICE OF THE COUNTY RECORDER, CLARK COUNTY, NEVADA.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., CLARK COUNTY, NEVADA, LYING NORTHERLY OF SAID LOT FIFTY-SIX (56) BEING A UNIFORM STRIP OF LAND 11 FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FIFTY-SIX (56), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT RECORDED IN FILE 7 OF RECORD OF SURVEYS, PAGE 6, OF OFFICIAL RECORDS, CLARK COUNTY, NEVADA.

ALSO TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36-36A, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT FIFTY-SIX (56).

AND

TOGETHER WITH ALL OF ORIGINAL LOT NO. FIFTY-SEVEN (57) IN DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36A, CLARK COUNTY, NEVADA RECORDS.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., LYING NORTHERLY OF SAID LOT NO. FIFTY-SEVEN (57), BEING A UNIFORM STRIP OF LAND ELEVEN (11) FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT NO. FIFTY-SEVEN (57), MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT (LOTS THIRTY-NINE (39) TO SIXTY (60), INCLUSIVE) RECORDED IN FILE NO. 7, PAGE 6 OF REGISTERED PROFESSIONAL ENGINEERS SURVEYS, CLARK COUNTY, NEVADA RECORDS.

TOGETHER WITH THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE, AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES, ON FILE IN BOOK 3 OF PLATS, PAGE 36 AND 36A, CLARK COUNTY, NEVADA, RECORDS, LYING SOUTH OF AND ADJACENT TO THE ORIGINAL LOT NO. FIFTY-SEVEN (57).

AND

TOGETHER WITH ALL OF THE ORIGINAL LOT FIFTY-EIGHT (58) OF DESERT INN COUNTRY CLUB ESTATES, AS SHOWN BY MAP THEREOF ON FILE IN BOOK 3 OF PLATS, PAGE 36A, CLARK COUNTY, NEVADA RECORDS.

TOGETHER WITH A PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., LYING NORTHERLY OF SAID LOT FIFTY-EIGHT (58), BEING A UNIFORM STRIP OF LAND ELEVEN (11) FEET IN WIDTH AND ADJACENT TO THE NORTH LINE OF SAID LOT FIFTY-EIGHT (58), AND MORE PARTICULARLY DELINEATED ON THE RECORD OF SURVEY PLAT (LOTS THIRTY-NINE (39) TO SIXTY (60), INCLUSIVE), RECORDED IN FILE NUMBER 7, PAGE 6 OF REGISTERED PROFESSIONAL ENGINEERS SURVEYS, CLARK COUNTY, NEVADA RECORDS.

ALSO, THAT PORTION OF THE NORTHERLY NINE (9) FEET OF THE ORIGINAL TWAIN AVENUE AS SHOWN BY MAP OF DESERT INN COUNTRY CLUB ESTATES ON FILE IN BOOK 3 OF PLATS, PAGES 36 AND 36A, CLARK COUNTY, NEVADA, RECORDS, LYING IN FRONT OF AND ADJACENT TO THE ORIGINAL LOT FIFTY-EIGHT (58).

EXCEPTING THEREFROM THAT PORTION OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., NEVADA, DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A POINT DISTANT NORTH 89°06’35” WEST 380 FEET AND SOUTH 00°53’56” WEST 190 FEET FROM THE NORTHEAST CORNER OF THE SAID SECTION 16; THENCE EAST A DISTANCE OF 15 FEET TO A POINT; THENCE SOUTH A DISTANCE OF 30 FEET TO A POINT; THENCE WEST A DISTANCE OF 15 FEET TO A POINT; THENCE NORTH A DISTANCE OF 30 FEET TO THE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., NEVADA, DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A POINT DISTANT SOUTH 89°06’35” EAST 1535 FEET AND SOUTH 00°53’56” WEST 1220 FEET FROM THE NORTHWEST CORNER OF THE SAID NE ¼ SECTION 16; THENCE EAST A DISTANCE OF 85 FEET TO A POINT; THENCE SOUTH A DISTANCE OF 85 FEET TO A POINT; THENCE WEST A DISTANCE OF 85 FEET TO A POINT; THENCE NORTH A DISTANCE OF 85 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH AN EASEMENT FOR A SEWER PRESSURE LINE DESCRIBED AS FOLLOWS:

THAT PORTION OF THE NORTHEAST QUARTER OF (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., NEVADA BEING FIVE (5) FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE BEGINNING AT A POINT DISTANT NORTH 89°06’04” WEST 203 FEET AND SOUTH 0°51’50” WEST 225 FEET FROM THE NORTHEAST CORNER OF THE SAID NE ¼ SECTION 16; THENCE A SOUTH 42°00’ WEST A DISTANCE OF 1350 FEET TO THE WATER REFINING PLANT.

FURTHER EXCEPTING THEREFROM SAID LAND AS CONVEYED TO CLARK COUNTY BY DEED RECORDED FEBRUARY 20, 2003 IN BOOK 20030220 AS DOCUMENT NO. 01452 OF OFFICIAL RECORDS.

PARCEL XII

LEGAL DESCRIPTION OF A PORTION OF GOLF COURSE LEASEHOLD PROPERTY

THAT PORTION OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., NEVADA, DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A POINT DISTANT NORTH 89°06’35” WEST 380 FEET AND SOUTH 00°53’56” WEST 190 FEET FROM THE NORTHEAST CORNER OF THE SAID SECTION 16; THENCE EAST A DISTANCE OF 15 FEET TO A POINT; THENCE SOUTH A DISTANCE OF 30 FEET TO A POINT; THENCE WEST A DISTANCE OF 15 FEET TO A POINT; THENCE NORTH A DISTANCE OF 30 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH THAT PORTION OF THE NORTHEAST QUARTER (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., NEVADA, DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A POINT DISTANT SOUTH 89°06’35” EAST 1535 FEET AND SOUTH 00°53’56” WEST 1220 FEET FROM THE NORTHWEST CORNER OF THE SAID NE ¼ SECTION 16; THENCE EAST A DISTANCE OF 85 FEET TO A POINT; THENCE SOUTH A DISTANCE OF 85 FEET TO A POINT; THENCE WEST A DISTANCE OF 85 FEET TO A POINT; THENCE NORTH A DISTANCE OF 85 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH AN EASEMENT FOR A SEWER PRESSURE LINE DESCRIBED AS FOLLOWS:

THAT PORTION OF THE NORTHEAST QUARTER OF (NE ¼) OF SECTION 16, TOWNSHIP 21 SOUTH, RANGE 61 EAST, M.D.M., NEVADA BEING FIVE (5) FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE BEGINNING AT A POINT DISTANT NORTH 89°06’04” WEST 203 FEET AND SOUTH 0°51’50” WEST 225 FEET FROM THE NORTHEAST CORNER OF THE SAID NE ¼ SECTION 16; THENCE A SOUTH 42°00’ WEST A DISTANCE OF 1350 FEET TO THE WATER REFINING PLANT.

SCHEDULE C

APPURTENANT RIGHTS

Easement Agreement, dated as of the date hereof, by and between Wynn Golf, LLC and Wynn Las Vegas, LLC.

Access Easement Agreement, dated as of the date hereof, by and between Wynn Golf, LLC and Wynn Las Vegas, LLC.

B-1